CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      Prospectus


      CLASS A, B AND C SHARES

      February 28, 2006



         o   CREDIT SUISSE
             INTERNATIONAL FOCUS FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS .................................................................   4
    Goal and Principal Strategies ..........................................   4
    A Word About Risk ......................................................   4
    Investor Profile .......................................................   5

PERFORMANCE SUMMARY ........................................................   6
    Year-by-Year Total Returns .............................................   6
    Average Annual Total Returns ...........................................   7

INVESTOR EXPENSES ..........................................................   8
    Fees and Fund Expenses Example .........................................   8

THE FUND IN DETAIL .........................................................  10
    The Management Firms ...................................................  10
    Multi-Class Structure ..................................................  10
    Fund Information Key ...................................................  11
    Goal and Strategies ....................................................  12
    Portfolio Investments ..................................................  12
    Risk Factors ...........................................................  12
    Portfolio Management ...................................................  13
    Financial Highlights ...................................................  14

MORE ABOUT RISK ............................................................  17
    Introduction ...........................................................  17
    Types of Investment Risk ...............................................  17
    Certain Investment Practices ...........................................  19

MEET THE MANAGERS ..........................................................  23

MORE ABOUT YOUR FUND .......................................................  24
    Share Valuation ........................................................  24
    Distributions ..........................................................  24
    Taxes ..................................................................  25
    Statements and Reports .................................................  26

CHOOSING A CLASS OF SHARES .................................................  27

BUYING AND SELLING SHARES ..................................................  28

SHAREHOLDER SERVICES .......................................................  30

OTHER POLICIES .............................................................  31

OTHER SHAREHOLDER INFORMATION ..............................................  33

OTHER INFORMATION ..........................................................  40
    About the Distributor ..................................................  40

FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
GOAL                 PRINCIPAL STRATEGIES                 PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
Long-term capital    o  Invests at least 80% of its net   o  Focus risk
appreciation            assets, plus any borrowings for
                        investment purposes, in           o  Foreign securities
                        securities
                                                          o  Market risk
                        of 40 to 60 foreign companies
                     o  Focuses on the world's major
                        foreign markets

                     o  Limited emerging-markets
                        investments

                     o  Favors stocks with discounted
                        valuations, using a value-based,
                        bottom-up investment approach
--------------------------------------------------------------------------------

        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

      The fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

FOREIGN SECURITIES

      A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios internationally

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]

--------------------------------------------------------------------------------
YEAR ENDED 12/31:                           2002     2003     2004     2005
--------------------------------------------------------------------------------
                                          -18.58%   33.29%   14.57%   16.87%
Best quarter:   18.89% (Q2 03)
Worst quarter:  -21.50% (Q3 02)
Inception date: 11/30/01
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
   PERIOD ENDED                               ONE YEAR    LIFE OF     INCEPTION
     12/31/05:                                  2005       CLASS        DATE
--------------------------------------------------------------------------------
CLASS A RETURN BEFORE TAXES                    10.16%      8.33%      11/30/01
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS    10.04%      8.40%
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         6.76%      7.34%
--------------------------------------------------------------------------------
CLASS B RETURN BEFORE TAXES                    11.94%      9.10%      11/30/01
--------------------------------------------------------------------------------
CLASS C RETURN BEFORE TAXES                    15.01%      9.00%      11/30/01
--------------------------------------------------------------------------------
MSCI EAFE INDEX (GROSS DIVIDEND)1
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                             14.02%     12.61% 2
--------------------------------------------------------------------------------
MSCI EAFE INDEX (NET DIVIDEND)3
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                             13.54%     12.18% 2
--------------------------------------------------------------------------------

1 The Morgan Stanley Capital International EAFE Index (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

2     Performance from December 1, 2001.

3 Effective on February 28, 2006, the fund has elected to change the benchmark to the "net dividends" version of the MSCI EAFE benchmark from the "gross dividends" version of the MSCI EAFE benchmark. The fund has elected to make this charge because, as a U.S.-based investor, it is subject to foreign withholding taxes on dividends where applicable. As such, the fund is not entitled to "gross dividends" and believes it should not be benchmarked against an index that includes "gross dividends" in its total return.



                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2005.



-----------------------------------------------------------------------------------
                                                    CLASS A   CLASS B 2   CLASS C
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
   (paid directly from your investment)
-----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         5.75% 1   NONE        NONE
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage of original purchase price or
redemption proceeds, as applicable)                   NONE         4% 3        1% 4
-----------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
distributions (as a percentage of offering price)     NONE      NONE        NONE
-----------------------------------------------------------------------------------
Redemption fees                                       NONE      NONE        NONE
-----------------------------------------------------------------------------------
Exchange fees                                         NONE      NONE        NONE
-----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-----------------------------------------------------------------------------------
Management fee                                        1.00%     1.00%       1.00%
-----------------------------------------------------------------------------------
Distribution and service (12b-1) fee                  0.25%     1.00%       1.00%
-----------------------------------------------------------------------------------
Other expenses                                        0.55%     0.55%       0.55%
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.80%     2.55%       2.55%
-----------------------------------------------------------------------------------



1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."


2 Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."


3 4% during the first year decreasing 1% annually to 0% after the fourth year.


4     1% during the first year.

                                      EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                          ONE       THREE      FIVE        TEN
                                          YEAR      YEARS      YEARS      YEARS
--------------------------------------------------------------------------------
CLASS A
(WITH OR WITHOUT REDEMPTION)              $ 747     $1,109     $1,494     $2,569
--------------------------------------------------------------------------------
CLASS B
(REDEMPTION AT END OF PERIOD)             $ 658     $  993     $1,355     $2,702
--------------------------------------------------------------------------------
CLASS B (NO REDEMPTION)                   $ 258     $  793     $1,355     $2,702
--------------------------------------------------------------------------------
CLASS C
(REDEMPTION AT END OF PERIOD)             $ 358     $  793     $1,355     $2,885
--------------------------------------------------------------------------------
CLASS C (NO REDEMPTION)                   $ 258     $  793     $1,355     $2,885
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      A discussion regarding the basis for the Board of Directors' approval of the investment advisory contract of the fund is available in the fund's SEMIANNUAL REPORT to shareholders for the period ended April 30, 2005.

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      During the 2005 fiscal year, the fund paid Credit Suisse 1.00% of its average net assets for advisory services.

      Credit Suisse will voluntarily waive part of its advisory fees so that the fund will pay Credit Suisse 0.95% of its average net assets for advisory services for the period from March 1, 2006 through February 28, 2007.


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House 15 St.
Botolph Street London,
EC3A 7JJ
United Kingdom

o     Sub-investment adviser for the fund


o Responsible for assisting Credit Suisse in the management of the fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney NSW
2000 Australia

o     Sub-investment adviser for the fund


o Responsible for assisting Credit Suisse in the management of the fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse


        MULTI-CLASS STRUCTURE


      This PROSPECTUS offers Class A, B and C shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class

A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The fund offers Common Class and Advisor Class shares through separate PROSPECTUSES. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this PROSPECTUS on page 39. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund. Advisor Class shares are sold to eligible investors directly or through financial intermediaries with no front-end or deferred sales charge, but with ongoing service and distribution fees of 0.50%.


        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain secondary types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income tax liability.


      The ANNUAL REPORT includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.


        GOAL AND STRATEGIES


      The fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 60-85 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.


      Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE (R)) Index.

      The "top fifteen" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets.

      Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

      The fund is not an index fund and will not seek to match the performance or weightings of the EAFE Index. The fund intends to diversify its investments across a number of different countries. However, at times the fund may invest a significant part of its assets in a single country. The fund may invest up to 15% of assets in emerging markets.

      In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks

o     warrants

o     securities convertible into or exchangeable for common stocks

      To a limited extent, the fund may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     focus risk

o     foreign securities

o     market risk

      Because the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a fund that invests in a larger number of securities.

      The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      To the extent that it focuses on a single country or region, the fund may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse International Equity Team is responsible for the day-to-day portfolio management of the fund. The current team members are Emily Alejos, Anne S. Budlong and Nancy Nierman. You can find out more about them in "Meet the Managers."

                               FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




-----------------------------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                                                          10/05       10/04       10/03        10/02 1
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   11.14   $    9.97   $    8.07     $    9.77
=======================================================================================================================
INVESTMENT OPERATIONS:

Net investment income 2                                                   0.10        0.05        0.07          0.07

Net gain (loss) on investments and foreign currency related items
  (both realized and unrealized)                                          2.09        1.18        1.85         (1.77)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          2.19        1.23        1.92         (1.70)
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income                                     (0.04)      (0.06)      (0.02)           --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   13.29   $   11.14   $    9.97     $    8.07
-----------------------------------------------------------------------------------------------------------------------
Total return 3                                                           19.70%      12.40%      23.88%       (17.32)%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             $  16,336   $  15,740   $  16,106     $     114

Ratio of expenses to average net assets                                   1.80%       1.85%       1.85%         1.74% 4

Ratio of net investment income to average net assets                      0.80%       0.44%       0.79%         0.80% 4

Decrease reflected in above operating expense ratios due to waivers         --        0.05%       0.09%         0.24% 4

Portfolio turnover rate                                                     50%         91%        126%          150%
-----------------------------------------------------------------------------------------------------------------------



1     For the period November 30, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.


3 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

4     Annualized.

                              FINANCIAL HIGHLIGHTS




------------------------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                                          10/05       10/04       10/03        10/02 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   10.99   $    9.85   $    8.04     $    9.77
=======================================================================================================================
INVESTMENT OPERATIONS:

Net investment income (loss) 2                                            0.01       (0.03)      (0.01)        (0.01)

Net gain (loss) on investments and foreign currency related items
  (both realized and unrealized)                                          2.06        1.17        1.82         (1.72)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          2.07        1.14        1.81         (1.73)
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income                                        --          --       (0.00) 3         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   13.06   $   10.99   $    9.85     $    8.04
------------------------------------------------------------------------------------------------------------------------
Total return 4                                                           18.84%      11.57%      22.70%       (17.78)%
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             $   1,873   $   1,979   $   2,070     $     175

Ratio of expenses to average net assets                                   2.55%       2.60%       2.60%         2.44% 5

Ratio of net investment income (loss) to average net assets               0.05%      (0.31)%     (0.09)%       (0.06)% 5

Decrease reflected in above operating expense ratios due to waivers         --        0.05%       0.09%         0.21% 5

Portfolio turnover rate                                                     50%         91%        126%          150%
------------------------------------------------------------------------------------------------------------------------



1     For the period November 30, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.

3     This represents less than $0.01 per share.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

5     Annualized.

                              FINANCIAL HIGHLIGHTS




------------------------------------------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                                          10/05       10/04       10/03        10/02 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   10.95   $    9.81    $   8.00     $    9.77
========================================================================================================================
INVESTMENT OPERATIONS:

Net investment income (loss) 2                                            0.01       (0.02)      (0.04)        (0.04)

Net gain (loss) on investments and foreign currency related items
  (both realized and unrealized)                                          2.05        1.16        1.85         (1.73)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          2.06        1.14        1.81         (1.77)
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income                                        --          --       (0.00) 3         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   13.01   $   10.95    $   9.81     $    8.00
------------------------------------------------------------------------------------------------------------------------
Total return 4                                                           18.81%      11.62%      22.67%       (18.09)%
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             $   1,626   $   1,645    $    591     $     100

Ratio of expenses to average net assets                                   2.55%       2.60%       2.60%         2.53% 5

Ratio of net investment income (loss) to average net assets               0.05%      (0.31)%     (0.43)%       (0.49)% 5

Decrease reflected in above operating expense ratios due to waivers         --        0.05%       0.09%         0.24% 5

Portfolio turnover rate                                                     50%         91%        126%          150%
------------------------------------------------------------------------------------------------------------------------


1     For the period November 30, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.

3     This represents less than $0.01 per share.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

5     Annualized.

                                MORE ABOUT RISK

        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile.You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      FOCUS RISK When a fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.


      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                         CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.        33 1/3%
--------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
CURRENCY, MARKET, POLITICAL RISKS.                                         [X]
--------------------------------------------------------------------------------

CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. 1 Swaps involve the right or obligation to receive or make payments based on two different currency rates. CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                          [X]
--------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   15%
--------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                   [X]
--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1
CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS. 2                                              [ ]
--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                       20%
--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard
& Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.            5%
--------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. The fund may purchase and write both put and call options for hedging or speculative purposes. 1 CORRELATION,
CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                     25%
--------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.           [X]
--------------------------------------------------------------------------------

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate-related loans or interests. CREDIT, INTEREST-RATE,
LIQUIDITY, MARKET RISKS.                                                   [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                    15%
--------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------


SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if
necessary. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                  10%
--------------------------------------------------------------------------------


SPECIAL-SITUATION COMPANIES companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.
INFORMATION, MARKET RISKS.                                                 [X]
--------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                     [X]
--------------------------------------------------------------------------------

SWAPS A contract between the fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, the fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the fund's direct investment is restricted. CREDIT,
CURRENCY, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL, SPECULATIVE
EXPOSURE, VALUATION RISKS.                                                 [ ]
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its
goal.                                                                      [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            10%
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.            20%
--------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                        MEET THE MANAGERS


The Credit Suisse International Equity Team is responsible for the day-to-day portfolio management of the fund. The current team members are Emily Alejos, Anne S. Budlong and Nancy Nierman. They share equally in the day-to-day responsibility for equity research, security selection, portfolio construction and risk management.

EMILY ALEJOS, CFA, Director, is a sector specialist in international equities. Ms. Alejos has been a team member of the fund since January 2004. She joined Credit Suisse in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.

ANNE S. BUDLONG, Director, has been a team member of the fund since August 2002. Ms. Budlong joined Credit Suisse in 2000 from Baring Asset Management in London, where, during 1999 she was an assistant director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

NANCY NIERMAN, Director, has been a team member of the fund since fund inception. She came to Credit Suisse in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1996, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in international business from Baruch College, City University of New York.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value (NAV) of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.


      The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


      The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares without any initial or deferred sales charge.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2008, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.


      If more than 50% of the fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

        STATEMENTS AND REPORTS

      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, PROSPECTUSES or proxy statements, please contact your financial representative or call 1-800-927-2874.


      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

                           CHOOSING A CLASS OF SHARES

      This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but they have higher annual expenses. Class C shares are generally not appropriate if you are investing for the long term

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

      We describe Class A, B and C shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

--------------------------------------------------------------------------------
                                  MAIN FEATURES
--------------------------------------------------------------------------------
CLASS A    o  Initial sales charge of up to 5.75%

           o  Lower sales charge for large purchases

           o No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

           o  Lower annual expenses than Class B or C because of lower 12b-1 fee
--------------------------------------------------------------------------------
CLASS B    o  No initial sales charge

           o Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

           o  Deferred sales charge declining to zero after 4 years

           o Higher annual expenses than Class A shares because of higher 12b-1 fee

           o  Automatic conversion to Class A shares after 8 years, reducing future annual expenses
--------------------------------------------------------------------------------
CLASS C    o  No initial sales charge

           o Deferred sales charge of 1.00% if you sell shares during the first year of purchase

           o Higher annual expenses than Class A shares because of higher 12b-1 fee

           o  No conversion to Class A shares, so annual expenses remain higher
--------------------------------------------------------------------------------

      You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                           BUYING AND SELLING SHARES

        OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. eastern time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The fund reserves the right to reject any purchase order.


      The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investments for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the rights to modify or waive the minimum investment amount requirements.


      The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.


      Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum amount balance requirement after 15 days' notice to current shareholders of any increases.

      The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

        EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

      The fund reserves the right to:

o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.


      FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL 1-800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Directors. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts in order to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                         OTHER SHAREHOLDER INFORMATION

        CLASSES OF SHARES AND
        SALES CHARGES

      Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

        CLASS A SHARES

OFFERING PRICE


      The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):


                         INITIAL SALES CHARGE -- CLASS A



----------------------------------------------------------------------------------------------
                                                                           COMMISSION TO
                                      AS A % OF        AS A % OF      FINANCIAL REPRESENTATIVE
        AMOUNT PURCHASED           AMOUNT INVESTED   OFFERING PRICE   AS A % OF OFFERING PRICE
----------------------------------------------------------------------------------------------
Less than $50,000                       6.10%            5.75%                 5.00%
----------------------------------------------------------------------------------------------
$50,000 to less than $100,000           4.99%            4.75%                 4.00%
----------------------------------------------------------------------------------------------
$100,000 to less than $250,000          3.90%            3.75%                 3.00%
----------------------------------------------------------------------------------------------
$250,000 to less than $500,000          2.56%            2.50%                 2.00%
----------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.04%            2.00%                 1.75%
----------------------------------------------------------------------------------------------
$1,000,000 or more                        0*               0                   1.00%**
----------------------------------------------------------------------------------------------


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

      The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. INDIVIDUALS AND MEMBERS OF THEIR IMMEDIATE FAMILIES: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. CONTROLLED COMPANIES: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. RELATED TRUSTS: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA ACCOUNTS: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

      IF YOU QUALIFY FOR REDUCED SALES CHARGES BASED ON PURCHASES YOU ARE MAKING AT THE SAME TIME IN MORE THAN ONE TYPE OF ACCOUNT LISTED ABOVE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      ALL ACCOUNTS HELD BY ANY "PURCHASER" WILL BE COMBINED FOR PURPOSES OF QUALIFYING FOR REDUCED SALES CHARGES UNDER THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES PRIVILEGES, WHICH ARE DISCUSSED IN MORE DETAIL BELOW. YOUR FINANCIAL REPRESENTATIVE MAY NOT KNOW ABOUT ALL YOUR ACCOUNTS THAT OWN SHARES OF THE CREDIT SUISSE FUNDS. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, SUCH AS SHARES HELD IN AN IRA, SHARES HELD BY A MEMBER OF YOUR IMMEDIATE FAMILY OR SHARES HELD IN AN ACCOUNT AT A BROKER-DEALER OR FINANCIAL INTERMEDIARY OTHER THAN THE FINANCIAL REPRESENTATIVE HANDLING YOUR CURRENT PURCHASE. FOR MORE INFORMATION ABOUT QUALIFYING FOR REDUCED SALES CHARGES, CONSULT YOUR FINANCIAL INTERMEDIARY, WHICH MAY REQUIRE THAT YOU PROVIDE DOCUMENTATION CONCERNING RELATED ACCOUNTS.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

      The initial sales charge is waived for the following shareholders or transactions:


1.    investment advisory clients of Credit Suisse;

2. officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the fund);


3. an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

4. shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

5. shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

6.    Class B shares that are automatically converted to Class A shares;

7. Class A shares acquired when dividends and distributions are reinvested in the fund; and

8. Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

      IF YOU QUALIFY FOR A WAIVER OF THE SALES CHARGE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      Reduced initial sales charges are available if you qualify under one of the following privileges:

      LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.


      RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


      The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

      CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.


      REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.


      CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

      The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:


o     the NAV at the time of purchase of the Class A shares being redeemed; or

o     the NAV of such Class A shares at the time of redemption.

      For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.


        CLASS B SHARES


      You may choose to purchase Class B shares at the fund's NAV, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

      When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.


------------------------------------------------------
YEAR AFTER PURCHASE                    CDSC PERCENTAGE
------------------------------------------------------
        1st                                  4%
------------------------------------------------------
        2nd                                  3%
------------------------------------------------------
        3rd                                  2%
------------------------------------------------------
        4th                                  1%
------------------------------------------------------
  After 4th year                            None
------------------------------------------------------

      Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

      The CDSC on Class B shares will be waived for the following shareholders or transactions:

1. shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

2. redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

3. redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

4. redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

5. Class B shares acquired when dividends and distributions are reinvested in the fund.


      Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250 will not be subject to the CDSC. Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CDSC, as follows:




--------------------------------------------------------------------------------------------
CLASS B SHARES                                WHEN CONVERTED TO CLASS A
--------------------------------------------------------------------------------------------
Shares issued at initial purchase             Eight years after the date of purchase
--------------------------------------------------------------------------------------------
Shares issued on reinvestment of dividends    In the same proportion as the number of
and distributions                             Class B shares converting is to total Class B
                                              shares you own (excluding shares issued as
                                              a dividend)
--------------------------------------------------------------------------------------------
Shares issued upon exchange from another      On the date the shares originally acquired
Credit Suisse Fund                            would have converted into Class A shares
--------------------------------------------------------------------------------------------



      REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.


        CLASS C SHARES


      You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.


      Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

        ADVISOR CLASS AND
        COMMON CLASS SHARES


      The fund also offers Advisor Class shares and Common Class shares through separate PROSPECTUSES. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distribution fee of .50%. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Advisor Class or Common Class shares.

                               OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the fund available to you.


      The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

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                                       41

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                                       42

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                                       43

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION


      More information about the fund is available free upon request, including the following:


        ANNUAL/SEMIANNUAL
        REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION


      A current SAI, which provides more detail about the fund, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.credit-suisse.com/us

The fund's SAI and ANNUAL and SEMIANNUAL REPORTS are available on Credit Suisse's website, WWW.CREDIT-SUISSE.COM/US.

SEC FILE NUMBER:
Credit Suisse International
Focus Fund                                                     811-08459

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874   o   WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INT-PRO-LOAD-0206

CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      PROSPECTUS

      COMMON CLASS

      February 28, 2006



           o CREDIT SUISSE
             INTERNATIONAL FOCUS FUND

           o CREDIT SUISSE
             EMERGING MARKETS FUND

           o CREDIT SUISSE
             GLOBAL SMALL CAP FUND


The funds' Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the funds and open new accounts under the same social security number.


Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class Shares.

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS.................................................................   4
  Goals and Principal Strategies...........................................   4
  A Word About Risk........................................................   4
  Investor Profile.........................................................   6

PERFORMANCE SUMMARY........................................................   7
  Year-by-Year Total Returns...............................................   7
  Average Annual Total Returns.............................................   8

INVESTOR EXPENSES..........................................................  10
  Fees and Fund Expenses...................................................  10
  Example..................................................................  11

THE FUNDS IN DETAIL........................................................  12
  The Management Firms.....................................................  12
  Multi-Class Structure....................................................  12
  Fund Information Key.....................................................  13

INTERNATIONAL FOCUS FUND...................................................  14

EMERGING MARKETS FUND......................................................  17

GLOBAL SMALL CAP FUND......................................................  20


MORE ABOUT RISK............................................................  23
  Introduction.............................................................  23
  Types of Investment Risk.................................................  23
  Certain Investment Practices.............................................  27

MEET THE MANAGERS..........................................................  31

MORE ABOUT YOUR FUND.......................................................  35
  Share Valuation..........................................................  35
  Account Statements.......................................................  36
  Distributions............................................................  36
  Taxes....................................................................  36

BUYING AND SELLING SHARES..................................................  38

SHAREHOLDER SERVICES.......................................................  45

OTHER POLICIES.............................................................  47

OTHER INFORMATION..........................................................  50
  About the Distributor....................................................  50

FOR MORE INFORMATION................................................. back cover

                                   KEY POINTS


                         GOALS AND PRINCIPAL STRATEGIES




----------------------------------------------------------------------------------------
FUND/GOAL            PRINCIPAL STRATEGIES                 PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------
INTERNATIONAL        o  Invests at least 80% of its net   o  Focus risk
FOCUS FUND              assets, plus any borrowings for
Long-term               investment purposes, in           o  Foreign securities
capital                 securities of 40 to 60 foreign
appreciation            companies                         o  Market risk

                     o  Focuses on the world's major
                        foreign markets

                     o  Limited emerging-markets
                        investments

                     o  Favors stocks with discounted
                        valuations, using a
                        value-based, bottom-up
                        investment approach
----------------------------------------------------------------------------------------

EMERGING             o  Invests at least 80% of its net   o  Emerging markets focus
MARKETS FUND            assets, plus any borrowings for
Growth of capital       investment purposes, in foreign   o  Foreign securities
                        equity securities
                                                          o  Market risk
                     o  Focuses on the world's less
                        developed countries

                     o  Analyzes a company's growth
                        potential, using a bottom-up
                        investment approach
----------------------------------------------------------------------------------------

GLOBAL SMALL CAP     o  Invests at least 80% of its net   o  Foreign securities
FUND                    assets, plus any borrowings for
Long-term growth        investment purposes, in equity    o  Market risk
of capital              securities of small companies
                        from at least three countries,    o  Special-situation companies
                        including the U.S.
                                                          o  Start-up and other small
                     o  Intends to invest at least 30%       companies
                        of assets in non-U.S. companies

                     o  Seeks to identify through a
                        bottom-up investment approach
                        fundamentally strong companies
                        trading at a discount to their
                        projected growth rates or
                        intrinsic asset values

                     o  Will sell securities to realize
                        profits, limit losses or take
                        advantage of better investment
                        opportunities
----------------------------------------------------------------------------------------


        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency.

EMERGING MARKETS FOCUS
EMERGING MARKETS FUND

      Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit the fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.

FOCUS RISK
INTERNATIONAL FOCUS FUND

      The fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

FOREIGN SECURITIES
ALL FUNDS

      A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although each of the funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK
ALL FUNDS

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES
GLOBAL SMALL CAP FUND

      "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES
GLOBAL SMALL CAP FUND

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

        INVESTOR PROFILE

      THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios internationally

      THEY MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the funds. The bar chart shows you how the performance of each fund has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad-based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.



                                          YEAR-BY-YEAR TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:               1996   1997    1998    1999    2000    2001     2002    2003     2004    2005
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL FOCUS FUND                       15.94%  62.63%  -16.36% -20.84%  -18.64% 33.44%   14.99%  17.10%
Best quarter:   30.81% (Q4 99)
Worst quarter: -21.52% (Q3 02)
Inception date: 3/31/97
---------------------------------------------------------------------------------------------------------------

EMERGING MARKETS FUND           9.94%  -19.99% -29.23% 85.40%  -32.98% -10.24%  -13.66%  44.70%  25.08%  28.31%
Best quarter:   41.55% (Q4 99)
Worst quarter: -26.30% (Q3 98)
Inception date: 12/30/94
---------------------------------------------------------------------------------------------------------------

GLOBAL SMALL CAP FUND                    8.72% 19.45%  140.97% -16.27% -27.14%  -34.52% 44.60%   17.94%  15.00%
Best quarter:   62.02% (Q4 99)
Worst quarter: -26.75% (Q4 00)
Inception date: 9/30/96
---------------------------------------------------------------------------------------------------------------



                                AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
                                        ONE YEAR  FIVE YEARS  TEN YEARS   LIFE OF   INCEPTION
         PERIOD ENDED 12/31/05:           2005    2001-2005    1996-2005   CLASS       DATE
---------------------------------------------------------------------------------------------
INTERNATIONAL FOCUS FUND                                                             3/31/97
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                       17.10%      2.96%      N/A         7.65%
---------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                             16.94%      2.97%      N/A         6.64%
---------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                   11.33%      2.62%      N/A         6.16%
---------------------------------------------------------------------------------------------
MSCI EAFE INDEX (GROSS DIVIDEND)1
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                        14.02%      4.94%      N/A         6.56%
---------------------------------------------------------------------------------------------
MSCI EAFE INDEX (NET DIVIDEND)2
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                        13.54%      4.55%      N/A         6.17%
---------------------------------------------------------------------------------------------
EMERGING MARKETS FUND                                                               12/30/94
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                       28.31%     12.47%     3.37%        4.55%
---------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                             28.18%     12.52%     3.34%        4.47%
---------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                   18.55%     10.99%     2.96%        3.98%
---------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX 3
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                        34.54%     19.44%     6.99%        5.79%
---------------------------------------------------------------------------------------------
GLOBAL SMALL CAP FUND                                                                9/30/96
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                       15.00%     -1.32%      N/A        10.25%
---------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                             15.00%     -1.32%      N/A         9.64%
---------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND
SHARES                                     9.75%     -1.12%      N/A         8.75%
---------------------------------------------------------------------------------------------
MSCI WORLD SMALL CAP INDEX 4
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                        14.25%     12.39%      N/A         8.22%
---------------------------------------------------------------------------------------------

1 The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

2 Effective on February 28, 2006, the International Focus Fund has elected to change the benchmark to the "net dividends" version of the MSCI EAFE benchmark from the "gross dividends" version of the MSCI EAFE benchmark. The fund has elected to make this charge because, as a U.S.-based investor, it is subject to foreign withholding taxes on dividends where applicable. As such, the fund is not entitled to "gross dividends" and believes it should not be benchmarked against an index that includes "gross dividends" in its total return.

3 The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

4 The Morgan Stanley Capital International World Small Cap Index is an unmanaged broadbased index comprised of small cap companies from 23 developed markets. The index returns shown above are price only and do not reflect the reinvestment of dividends. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index. In order to reflect changes to the fund's investment policy and name, the index replaced the Morgan Stanley Capital International World Index and the Russell MidCap Growth Index as the fund's benchmark effective February 21, 2005.


                            UNDERSTANDING PERFORMANCE


o TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.


o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are amounts for the fiscal year ended October 31, 2005.



                                                                            GLOBAL
                                                 INTERNATIONAL   EMERGING   SMALL
                                                     FOCUS        MARKET     CAP
                                                     FUND         FUNDS      FUND
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
  (paid directly from your investment)
-----------------------------------------------------------------------------------
Sales charge (load) on purchases                      NONE         NONE     NONE
-----------------------------------------------------------------------------------
Deferred sales charge (load)                          NONE         NONE     NONE
-----------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions       NONE         NONE     NONE
-----------------------------------------------------------------------------------
Redemption fees                                       2.00%*       2.00%*   2.00%*
-----------------------------------------------------------------------------------
Exchange fees                                         NONE         NONE     NONE
-----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
-----------------------------------------------------------------------------------
Management fee                                        1.00%        1.25%    1.25%
-----------------------------------------------------------------------------------
Distribution and service (12b-1) fee                  NONE         0.25%    0.25%
-----------------------------------------------------------------------------------
Other expenses                                        0.55%        1.02%    0.70%
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.55%**      2.52%**  2.20%**
-----------------------------------------------------------------------------------



* Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than 30 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. See "Buying Shares."


** Estimated fees and expenses of Emerging Markets Fund and Global Small Cap Fund for the fiscal year ending October 31, 2006 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.


                                                         GLOBAL
EXPENSES AFTER WAIVERS AND                 EMERGING    SMALL CAP
REIMBURSEMENTS                           MARKETS FUND     FUND


Management fee                              0.68%        0.70%

Distribution and service (12b-1) fee        0.25%        0.25%

Other expenses                              1.02%        0.70%
                                            ----         ----
NET ANNUAL FUND OPERATING EXPENSES          1.95%        1.65%

                                     EXAMPLE


This example may help you compare the cost of investing in the funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits, if applicable) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                       ONE        THREE       FIVE         TEN
                                      YEARS       YEARS       YEARS        YEAR
--------------------------------------------------------------------------------
INTERNATIONAL FOCUS FUND               $158       $490       $  845       $1,845
--------------------------------------------------------------------------------
EMERGING MARKETS FUND                  $255       $785       $1,340       $2,856
--------------------------------------------------------------------------------
GLOBAL SMALL CAP FUND                  $223       $688       $1,180       $2,534
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

        THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of each fund's sub- investment advisers


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      A discussion regarding the basis for the Board of Directors' approval of the investment advisory contract of each fund is available in the fund's SEMIANNUAL REPORT to shareholders for the period ended April 30, 2005.

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      During the 2005 fiscal year, the International Focus Fund, the Emerging Markets Fund and the Global Small Cap Fund paid Credit Suisse 1.00%, 0.68% and 0.70%, respectively, of their average daily net assets for advisory services.

      Credit Suisse will voluntarily waive part of its advisory fees so that the International Focus Fund and the Emerging Markets Fund will pay Credit Suisse 0.95% and 0.63%, respectively, of its average net assets for advisory services for the period from March 1, 2006 through February 28, 2007.


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

o     Sub-investment adviser for the funds


o Responsible for assisting Credit Suisse in the management of the fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia

o     Sub-investment adviser for the funds


o Responsible for assisting Credit Suisse in the management of each fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse


        MULTI-CLASS STRUCTURE

      This PROSPECTUS offers Common Class shares of the funds. Common Class shares are no-load.

      Each of the funds offers additional classes of shares, including Class A, B and C shares of the International Focus Fund and the Global Small Cap Fund, Class A shares of the Emerging Markets Fund and Advisor Class shares of the International Focus Fund and Global Small Cap Fund, as described in separate PROSPECTUSES.

        FUND INFORMATION KEY

      Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain secondary types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS


      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income tax liability.


      The ANNUAL REPORT includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this PROSPECTUS.

                            INTERNATIONAL FOCUS FUND

        GOAL AND STRATEGIES


      The fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 60-85 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.


      Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

      The "top fifteen" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets.

      Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The fund's 80% investment policy may be changed by the Board of Directors upon 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

      The fund is not an index fund and will not seek to match the performance or weightings of the EAFE Index. The fund intends to diversify its investments across a number of different countries. However, at times the fund may invest a significant part of its assets in any single country. The fund may invest up to 15% of assets in emerging markets.

      In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks

o     warrants

o     securities convertible into or exchangeable for common stocks

      To a limited extent, the fund may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     focus risk

o     foreign securities

o     market risk

      Because the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a fund that invests in a larger number of securities.

      The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      To the extent that it focuses on a single country or region, the fund may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse International Equity Team is responsible for the day-to-day portfolio management of the fund. The current team members are Emily Alejos, Anne S. Budlong and Nancy Nierman. You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




-------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                      10/05        10/04        10/03         10/02        10/01
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $   11.12    $    9.94    $    8.07    $     9.59     $  14.98
=============================================================================================================
INVESTMENT OPERATIONS:

Net investment income                             0.13 1       0.07 1       0.07 1        0.08 1       0.12

Net gain (loss) on investments and foreign
 currency related items (both realized and
 unrealized)                                      2.09         1.19         1.85         (1.59)       (3.05)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                  2.22         1.26         1.92         (1.51)       (2.93)
-------------------------------------------------------------------------------------------------------------
Redemption Fees                                   0.00 2       0.00 2       0.00 2          --           --
-------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:

Dividends from net investment income             (0.07)       (0.08)       (0.05)        (0.01)       (0.12)

Distributions from net realized gains               --           --           --            --        (2.34)
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions                (0.07)       (0.08)       (0.05)        (0.01)       (2.46)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $   13.27        11.12    $    9.94    $     8.07     $   9.59
=============================================================================================================
Total return 3                                   20.00%       12.77%       24.04%       (15.85)%     (23.13)%
-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $ 202,442    $ 211,788    $ 222,979    $  218,897     $ 30,657

Ratio of expenses to average net assets           1.55%        1.60%        1.60%         1.47%        0.95%

Ratio of net investment income to
  average net assets                              1.05%        0.69%        0.84%         0.88%        0.63%

Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                            --         0.05%        0.09%         0.23%        0.66%

Portfolio turnover rate                             50%          91%         126%          150%         166%



1 Per share information is calculated using the average shares outstanding method.

2     This represents less than $0.01 per share.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                              EMERGING MARKETS FUND

        GOAL AND STRATEGIES

      The fund seeks growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets.

      An emerging market is any country:

o generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation
      (IFC), or

o included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

o     having a per-capita gross national product of $2,000 or less

      Under this definition, most countries of the world (other than the U.S., Canada, Western European countries, Japan, Australia and New Zealand) are considered emerging markets.

      Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets. The fund may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

      The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders.

        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks and preferred stocks

o     debt securities convertible into common or preferred stock

o     rights and warrants

o     equity interests in trusts and partnerships

o     depositary receipts

      To a limited extent, the fund may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     emerging markets focus

o     foreign securities

o     market risk

      The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Because the fund focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the fund to increased volatility or substantial declines in value.

        PORTFOLIO MANAGEMENT


      The Credit Suisse Emerging Markets Team is responsible for the day-to-day portfolio management of the fund. The current team members are Neil Gregson, Annabel Betz, Jonathon S. Ong, Elizabeth H. Eaton and Matthew J.K. Hickman.You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




----------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                 10/05          10/04           10/03          10/02          10/01
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $    10.39     $     8.86     $      6.43     $     6.58      $    9.03
================================================================================================================
INVESTMENT OPERATIONS

Net investment income (loss)                 0.08 1         0.07 1          0.03 1        (0.00) 1,2      0.04

Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)             2.79           1.46            2.40          (0.15)         (2.46)
----------------------------------------------------------------------------------------------------------------
 Total from investment operations            2.87           1.53            2.43          (0.15)         (2.42)
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income        (0.06)            --              --             --          (0.03)

Redemption Fees                              0.00 3         0.00 3          0.00 3         0.00 3           --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year           $    13.20     $    10.39     $      8.86     $     6.43      $    6.58
================================================================================================================
 Total return 4                             27.70%         17.27%          37.64%         (2.28)%       (26.92)%
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s
  omitted)                             $   32,177     $   32,072     $    36,139     $   30,769      $  40,463

Ratio of expenses to average net
  assets                                     1.95%          1.95%           1.85%          1.65%          1.65%

Ratio of net investment income
  (loss) to average net assets               0.69%          0.72%           0.44%         (0.00)% 5       0.41%

Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                     0.57%          0.72%           0.97%          1.16%          0.86%

Portfolio turnover rate                        90%           114%            156%           145%           188%



1 Per share information is calculated using the average shares outstanding method.

2     This amount represents less than $(0.01) per share.

3     This amount represents less than $0.01 per share.


4 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

5     Represents less than (0.01)%.

                              GLOBAL SMALL CAP FUND

        GOAL AND STRATEGIES

      The fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of small U.S. and foreign companies. Under normal market conditions, the fund will invest at least:

o 80% of net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S.

o 30% of assets in companies located or conducting a majority of their business outside the U.S.

      The portfolio managers use a bottom-up investment approach to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values (i.e., the present value of the future cash flows that it will generate).

      In choosing securities, the managers look at a number of factors, including:

o     price/earnings growth

o     revenue growth

o     asset/book value

o     strong returns on capital

o     reliability and effectiveness of management

o whether the price of the security is attractive as compared to its competitors

      The fund will seek capital appreciation by taking advantage of both growth and value opportunities, based on the managers' view of individual companies. The fund is not required to maintain any specific portion of its assets in growth or value stocks and the portion of the fund's assets invested in either will vary depending on market conditions.

      The portfolio managers generally will sell stocks when there has been a fundamental change in the company's prospects or where price appreciation brings its expectation of profit growth to a rate at or below that implied by the current market value. The portfolio managers may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

      The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of December 2004, the MSCI World Small Cap Index includes companies with market capitalization between $118 million and $2.3 billion.

      Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's minimum 80% allocation to small company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the MSCI World Small Cap Index.

      The fund will diversify its investments across companies, industries and countries.

      The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders.

        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks and preferred stocks

o     rights and warrants

o     securities convertible into common stocks

o     partnership interests

      The fund may invest:

o     up to 20% of net assets in debt securities


o up to 10% of assets in private funds that invest in private equity and in venture-capital companies

o     up to 20% of net assets in emerging markets securities


o     without limit in special-situation companies

o     without limit in foreign securities

      To a limited extent, the fund may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     foreign securities

o     market risk

o     special-situation companies

o     start-up and other small companies

      The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the fund to increased market, information and liquidity risks. These risks are defined in "More About Risk."

      Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

      To the extent that the fund invests in private funds or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in private funds involves liquidity, valuation and other risks. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund.

      "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT

      The Credit Suisse Global Small Cap Team is responsible for the day-to-day management of the fund. The current team members are Leo M. Bernstein, Calvin E. Chung and Crispin Finn. You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




----------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                 10/05          10/04           10/03          10/02          10/01
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $    16.16     $    15.08     $     11.02     $    14.73      $   27.67
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
================================================================================================================
Net investment loss 1                       (0.13)         (0.18)          (0.13)         (0.19)         (0.21)

Net gain (loss) on investments and
foreign currency related items
(both realized and unrealized)               3.91           1.26            4.19          (3.52)        (12.73)
----------------------------------------------------------------------------------------------------------------
Total from investment operations             3.78           1.08            4.06          (3.71)        (12.94)
----------------------------------------------------------------------------------------------------------------
Redemption Fees                              0.00 2         0.00 2          0.00 2           --             --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year           $    19.94     $    16.16     $     15.08     $    11.02      $   14.73
================================================================================================================
Total return 3                              23.39%          7.16%          36.84%        (25.19)%       (46.77)%
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s
omitted)                               $   49,963     $   48,378     $    54,827     $   52,702      $  94,322

Ratio of expenses to average net
assets                                       1.65%          1.65%           1.65%          1.65%          1.65%

Ratio of net investment loss to
average net assets                          (0.71)%        (1.13)%         (1.11)%        (1.28)%        (1.06)%

Decrease reflected in above
operating expense ratios due to
waivers/reimbursements                       0.55%          0.72%           0.94%          0.81%          0.49%

Portfolio turnover rate                        73%            62%            171%            84%           138%
----------------------------------------------------------------------------------------------------------------



1 Per share information is calculated using the average shares outstanding method.

2     This amount represents less than $0.01 per share.


3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                                 MORE ABOUT RISK

        INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

INTERNATIONAL FOCUS FUND

      FOCUS RISK When a fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

      FOREIGN SECURITIES A fund that invests outside the U.S. carries additional risk that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange ratesmay erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although each of the funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

EMERGING MARKETS FUND

      FOREIGN SECURITIES A fund that invests outside the U.S. carries additional risk that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency- denominated investments and may widen any losses. Although each of the funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      EMERGING MARKETS FOCUS Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit the funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

GLOBAL SMALL CAP FUND

      FOREIGN SECURITIES A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although each of the funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      SPECIAL-SITUATION COMPANIES "Special Situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

      START-UP AND OTHER SMALL COMPANIES Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the companies may be inaccurate or unavailable.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.


      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment.

      However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.


o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.


      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.


      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.


      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES


For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not
      indicate actual use

20%   BOLD TYPE (E.G., 20%) represents an
      investment limitation as a percentage
      of NET fund assets; does not indicate
      actual use

20%   Roman type (e.g., 20%) represents an
      investment limitation as a percentage
      of TOTAL fund assets; does not indicate
      actual use

[ ]   Permitted, but not expected to be used
      to a significant extent

--    Not permitted




                                                                                INTERNATIONAL    EMERGING     GLOBAL SMALL
                                                                                 FOCUS FUND    MARKETS FUND     CAP FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                               LIMIT
--------------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                        33 1/3%        33 1/3%          30%
--------------------------------------------------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.            [X]          [X]             [X]
--------------------------------------------------------------------------------------------------------------------------

CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. 1 Swaps involve the right or obligation to receive or make payments based on two different currency rates. CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                          [X]          [X]             [X]
--------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                            15%         [X]              20%
--------------------------------------------------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                       [X]          [X]             [X]
--------------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                                      [X]          [X]             [X]
--------------------------------------------------------------------------------------------------------------------------


                                                                                INTERNATIONAL    EMERGING     GLOBAL SMALL
                                                                                 FOCUS FUND    MARKETS FUND     CAP FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                               LIMIT
--------------------------------------------------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1 CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS. 2                                                         [ ]          [ ]             [ ]
--------------------------------------------------------------------------------------------------------------------------


INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                          20%         20%              20%
--------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                [ ]          [ ]             [ ]
--------------------------------------------------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET,
VALUATION RISKS.                                                                        5%         20%               5%
--------------------------------------------------------------------------------------------------------------------------


OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. A fund may purchase and write both put and call options for hedging or speculative purposes. 1 CORRELATION, CREDIT, HEDGED EXPOSURE,
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         25%         25%              25%
--------------------------------------------------------------------------------------------------------------------------

PRIVATE FUNDS Private limited partnerships or other investment funds that themselves invest in private equity or debt securities of:

      o companies in the venture-capital or post-venture-capital stages of development

      o companies engaged in special situations or changes in corporate control, including buyouts

INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS. VALUATION RISKS.                      --          --               10%
--------------------------------------------------------------------------------------------------------------------------




                                                                                INTERNATIONAL    EMERGING     GLOBAL SMALL
                                                                                 FOCUS FUND    MARKETS FUND     CAP FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                               LIMIT
--------------------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                    [X]         [X]              [ ]
--------------------------------------------------------------------------------------------------------------------------

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. CREDIT, INTEREST-RATE, LIQUIDITY, MARKET RISKS.                             [ ]         [ ]              [ ]
--------------------------------------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                    15%         15%              15%
--------------------------------------------------------------------------------------------------------------------------


SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                       33 1/3%     33 1/3%          33 1/3%
--------------------------------------------------------------------------------------------------------------------------

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take the short
positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                              --          --               10%
--------------------------------------------------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale where a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                    10%         10%              10%
--------------------------------------------------------------------------------------------------------------------------


SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. INFORMATION, MARKET RISKS.                                                [X]         [X]              [X]
--------------------------------------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                [X]         [X]              [X]
--------------------------------------------------------------------------------------------------------------------------




                                                                                INTERNATIONAL    EMERGING     GLOBAL SMALL
                                                                                 FOCUS FUND    MARKETS FUND     CAP FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                               LIMIT
--------------------------------------------------------------------------------------------------------------------------

SWAPS A contract between the fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, a fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL, SPECULATIVE
EXPOSURE, VALUATION RISKS.                                                            [ ]          [ ]             [ ]
--------------------------------------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                     [ ]          [ ]             [ ]
--------------------------------------------------------------------------------------------------------------------------


WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                         10%         10%              10%
--------------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                               20%         20%              20%
--------------------------------------------------------------------------------------------------------------------------


1 A fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


2 Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:

CREDIT SUISSE INTERNATIONAL EQUITY TEAM


Nancy Nierman, Anne S. Budlong and Emily Alejos are the co-portfolio managers of the International Focus Fund. They share equally in the day-to-day responsibility for equity research, security selection, portfolio construction and risk management.

EMILY ALEJOS, CFA, Director, is a sector specialist in international equities. Ms. Alejos has been a team member of the International Focus Fund since January 2004. She joined Credit Suisse in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.

ANNE S. BUDLONG, Director, has been a team member of the International Focus Fund since August 2002. Ms. Budlong joined Credit Suisse in 2000 from Baring Asset Management in London, where, during 1999 she was an assistant director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

NANCY NIERMAN, Director, has been a team member of the International Focus Fund since fund inception. She came to Credit Suisse in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1996, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in international business from Baruch College, City University of New York.


            Job titles indicate position with the investment adviser.

CREDIT SUISSE EMERGING MARKETS TEAM

NEIL GREGSON, Managing Director of Credit Suisse U.K., has been a team member of the Emerging Markets Fund since November 2000, and with Credit Suisse since 1991. Mr. Gregson, who also serves as chief investment officer for equities in Emerging Europe, the Middle East and Africa, holds a BSc. in mining engineering from Nottingham University.

ANNABEL BETZ, Director, is an analyst specializing in emerging-markets economics and strategy, and has been a team member of the Emerging Markets Fund since December 2002. She joined Credit Suisse in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.

JONATHON S. ONG, CFA, Director, is a Sydney-based research analyst specializing in equities of Asia/Pacific telecommunications companies and has been a team member of the Emerging Markets Fund since August 2004. He joined Credit Suisse Asset Management Limited (Australia) in 1999 from Bankers Trust Australia, where he held a similar position and was deputy of the global telecommunications research team. Previously, he was a generalist analyst in Hong Kong equities at Kim Eng Securities in Hong Kong. Mr. Ong holds a Bachelor of Business degree from Monash University and a B.S. in human immunology from Melbourne University.

MATTHEW J.K. HICKMAN, Director, is a portfolio manager specializing in emerging equity markets and has been a team member of the Emerging Markets Fund since December 2003. He joined Credit Suisse in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel, and an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear Stearns, James Capel, and Rothschild Group. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French.


            Job titles indicate position with the investment adviser.

ELIZABETH H. EATON, Vice President, is a London-based equity analyst specializing in Emerging Europe and has been a team member of the Emerging Markets Fund since August 2004. She joined Credit Suisse in 1998 as a quantitative analyst in New York specializing in global emerging equity markets. Ms. Eaton holds a B.S. in economics from the University of Pennsylvania.


            Job titles indicate position with the investment adviser.

CREDIT SUISSE GLOBAL SMALL CAP TEAM

Mr. Bernstein and Mr. Chung manage the U.S. portion of the Global Small Cap Fund and Mr. Finn manages the non-U.S. portion.

LEO M. BERNSTEIN, Director, is an analyst and portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He has been a team member of the Global Small Cap Fund since March 2004. He joined Credit Suisse in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.

CALVIN E. CHUNG, CFA, Director, has been a team member of the Global Small Cap Fund since May 2000. He joined Credit Suisse in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

CRISPIN FINN, Director, is a UK Equity portfolio manager and has been a team member of the Global Small Cap Fund since February 2005. Prior to the acquisition of Sun Life of Canada Asset Management (SLCAM) by Credit Suisse in 2001, he was responsible for the management of a variety of specialist UK equity funds, including responsibility for small cap portfolios. Before joining SLCAM in July 1999, he was employed by Capel Cure Myers, becoming a Director responsible for smaller company funds. Prior to this, he spent a year with Sun Alliance, joining Phillips and Drew in 1985 as an Assistant Fund Manager. Mr. Finn studied Chemical Physics at Bristol University, graduating in 1984. He is a fellow of the Securities Institute.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value (NAV) of each class of each fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before each fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. Each fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

      Each fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that each fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of each fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


      The Global Small Cap Fund's investments in private funds will be valued at the time of investment at the amount invested in the private fund, less related expenses, unless and until Credit Suisse determines that such value does not represent fair value in which case fair value will be determined. Thereafter, investments in private funds held by the Global Small Cap Fund are valued at their "fair values" using procedures approved by the Board of Directors. Credit Suisse shall review daily the Global Small Cap Fund's fair valued securities.


        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will also receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As an investor in one of the funds, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The funds distribute dividends and capital gains annually, usually in December. The funds may make additional distributions if necessary for the funds to avoid a federal tax.

      Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


        TAXES

      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

TAXES ON DISTRIBUTIONS

      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from a fund, whether reinvested or taken in cash, are generally taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2008, distribution received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by a fund. "Qualified dividend income" generally consists of dividends from U.S. corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. Each fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution.

      If more than 50% of a fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                           BUYING AND SELLING SHARES

        OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


      The funds' Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse, (3) certain RIAs, (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the funds and open new accounts under the same social security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

        BUYING AND SELLING SHARES

      The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The funds reserve the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the funds will not be able to open your account. If a fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

        REDEMPTION FEE

      Each fund imposes a 2.00% redemption fee (short-term trading fee) on the fund's Common Class shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

      The fee does not apply to shares:


o purchased by investment advisory clients of Credit Suisse or any of its affiliates


o     purchased by wrap fee accounts

o purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer

o     acquired by the reinvestment of dividends or distributions

        FINANCIAL-SERVICES FIRMS

      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

      Some of the firms through which the funds are available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

o     Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

o     TD Waterhouse Mutual Fund Network

             MINIMUM INITIAL INVESTMENT

      Regular account:                $  2,500
      IRAs:                           $    500
      Transfers/Gifts to Minors:      $    500


      There is no minimum investment requirement for employees and clients of Credit Suisse and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.


        ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.


        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

        EXCHANGING SHARES

      Each fund reserves the right to:

o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

                                 BUYING SHARES



--------------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                      ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------------
BY CHECK
-----------------------------------------------------------------------------------------------------------
o     Complete the NEW ACCOUNT APPLICATION.             o  Make your check payable to Credit Suisse Funds.

o     For IRAs use the UNIVERSAL IRA APPLICATION.       o  Write the account number and the fund name on
                                                           your check.
o     Make your check payable to Credit Suisse
      Funds.                                            o  Mail to Credit Suisse Funds.

o     Write the fund name on the check.                 o  Minimum amount is $100.

o     Mail to Credit Suisse Funds.
-----------------------------------------------------------------------------------------------------------
BY EXCHANGE
-----------------------------------------------------------------------------------------------------------
o     Call our Shareholder Services Center to           o  Call our Shareholder Services Center to request
      request an exchange from another Credit              an exchange from another Credit Suisse Fund.
      Suisse Fund. Be sure to read the current
      PROSPECTUS for the new fund. Also please          o  Minimum amount is $250.
      observe the minimum initial investment.
                                                        o  If you do not have telephone privileges, mail or
o     If you do not have telephone instruction             fax a letter of instruction signed by all
      signed by all privileges, mail or fax a              shareholders.
      letter of shareholders.
-----------------------------------------------------------------------------------------------------------
BY WIRE
-----------------------------------------------------------------------------------------------------------
o     Complete and sign the NEW ACCOUNT                 o  Call our Shareholder Services Center by 4 p.m.
      APPLICATION.                                         eastern time to inform us of the incoming wire.
                                                           Please be sure to specify your name, the account
o     Call our Shareholder Services Center and fax         number and the fund name on your wire advice.
      the signed NEW ACCOUNT APPLICATION by 4 p.m.
      eastern time.                                     o  Wire the money for receipt that day.

o     The Shareholder Service Center will               o  Minimum amount is $500.
      telephone you with your account number.
      Please be sure to specify your name, the
      account number and the fund name on your
      wire advice.

o Wire your initial investment for receipt that day.

o Mail the original, signed application to Credit Suisse Funds.

      This method is not available for IRAs.
-----------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
-----------------------------------------------------------------------------------------------------------
o     Cannot be used to open an account.                o  Call our Shareholder Services Center to request
                                                           an ACH transfer from your bank.

                                                        o  Your purchase will be effective at the next NAV
                                                           calculated after we receive your order in proper
                                                           form.

                                                        o  Minimum amount is $50.

                                                        o  Requires ACH on Demand privileges.
-----------------------------------------------------------------------------------------------------------


                                 1-800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES



-----------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                      CAN BE USED FOR
-----------------------------------------------------------------------------------------------------------
BY MAIL
-----------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:         o  Accounts of any type.

o     your name(s) and signature(s)                     o  Sales of any amount.

o     the fund name and account number                     For IRAs please use the IRA DISTRIBUTION
                                                           REQUEST FORM.
o     the dollar amount you want to sell

o     how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Funds.

If only a letter of instruction is required, you can
fax it to the Shareholder Service Center (unless a
signature guarantee is required).
-----------------------------------------------------------------------------------------------------------
BY EXCHANGE
-----------------------------------------------------------------------------------------------------------
o     Call our Shareholder Service Center to            o  Accounts with telephone privileges. If you do
      request an exchange into another Credit              not have telephone privileges, mail or fax a
      Suisse Fund. Be sure to read the current             letter of instruction to exchange shares.
      PROSPECTUS for the new fund. Also please
      observe the minimum initial investment.
-----------------------------------------------------------------------------------------------------------
BY PHONE
-----------------------------------------------------------------------------------------------------------

Call our Shareholder Service Center to request a You    o  Accounts with telephone privileges.
can receive the redemption. proceeds as:

o     a check mailed to the address of record
      ($100 minimum)

o     an ACH transfer to your bank ($50 minimum)

o     a wire to your bank ($500 minimum) See "By
      Wire or ACH Transfer" for details.
-----------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
-----------------------------------------------------------------------------------------------------------
o     Complete the "Wire Instructions" or "ACH on       o  Accounts with wire-redemption or ACH on Demand
      Demand" section of your NEW ACCOUNT                  privileges.
      APPLICATION

o     For federal-funds wires, proceeds will be         o  Requests by phone or mail.
      wired on the next business day. For ACH
      transfers, proceeds will be delivered within
      two business days.
-----------------------------------------------------------------------------------------------------------


                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 1-800-927-2874
Fax: 1-888-606-8252

MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


INTERNET WEB SITE:
www.credit-suisse.com/us


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT
REGISTRATION]

        SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order


      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.


        RECENTLY PURCHASED SHARES


      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, a fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund. A redemption fee of 2.00% may be charged on the exchange.


        LOW-BALANCE ACCOUNTS


      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, a fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:           $ 2,000
IRAs:                      $   250
Transfers/Gifts to Minors: $   250


      Each fund reserves the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increase. Each fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

                                 1-800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

        STATEMENTS AND REPORTS

      Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the funds may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with a fund. Please call 1-800-927-2874 if you would like to receive additional reports, PROSPECTUSES or proxy statements.


      Each fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on each fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of each fund's policies and procedures with respect to disclosure of its portfolio securities is available in each fund's SAI.


        RETIREMENT PLANS

      Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs

      To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) transfer does not clear.

      If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of fund shares present risks to each fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      Each fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Directors. Each fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. Each fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts in order to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      Each fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, each fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      Each fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, a fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although each fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than each fund does and have different consequences associated with it.

      Each fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      Each fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                 1-800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                               OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the funds available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class shares


      Emerging Markets Fund and Global Small Cap Fund have a Rule 12b-1 shareholder-servicing and distribution plan in effect to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, the distributor is paid 0.25% of the average daily net assets of a fund's Common Class shares. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, Credit Suisse Asset Management, LLC or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the funds may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholders Servicing" in the SAI.

                       This page intentionally left blank

CREDIT SUISSE[LOGO]

                              FOR MORE INFORMATION


      More information about the funds is available free upon request, including the following:


        ANNUAL/SEMIANNUAL
        REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from each fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION


      A current SAI, which provides more detail about the funds, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL AND SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.credit-suisse.com/us

Each fund's SAI and ANNUAL and SEMIANNUAL REPORTS are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBERS:
Credit Suisse International Focus Fund   811-08459
Credit Suisse Emerging Markets Fund      811-08252
Credit Suisse Global Small Cap Fund      811-07715


P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 3 WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES,
INC., DISTRIBUTOR.                                         INTFUNDS-PRO-CMN-0206

CREDIT SUISSE [LOGO]


      CREDIT SUISSE ADVISOR FUNDS
      Prospectus

      ADVISOR CLASS


      February 28, 2006



           o  CREDIT SUISSE
              INTERNATIONAL FOCUS FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS ................................................................    4
   Goal and Principal Strategies ..........................................    4
   A Word About Risk ......................................................    4
   Investor Profile .......................................................    5

PERFORMANCE SUMMARY .......................................................    6
   Year-by-Year Total Returns .............................................    6
   Average Annual Total Returns ...........................................    7

INVESTOR EXPENSES .........................................................    8
   Fees  and Fund Expenses ................................................    8
   Example ................................................................    9

THE FUND IN DETAIL ........................................................   10
   The Management Firms ...................................................   10
   Fund Information Key ...................................................   11
   Goal and Strategies ....................................................   11
   Portfolio Investments ..................................................   12
   Risk Factors ...........................................................   12
   Portfolio Management ...................................................   13
   Financial Highlights ...................................................   14

MORE ABOUT RISK ...........................................................   15
   Introduction ...........................................................   15
   Types of Investment Risk ...............................................   15
   Certain Investment Practices ...........................................   17

MEET THE MANAGERS .........................................................   21

MORE ABOUT YOUR FUND ......................................................   22
   Share Valuation ........................................................   22
   Account Statements .....................................................   22
   Distributions ..........................................................   23
   Taxes ..................................................................   23

OTHER INFORMATION .........................................................   25
   About the Distributor ..................................................   25

BUYING SHARES .............................................................   26

SELLING SHARES ............................................................   29

SHAREHOLDER SERVICES ......................................................   31

OTHER POLICIES ............................................................   32

FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
GOAL               PRINCIPAL STRATEGIES                  PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
Long-term capital  o  Invests at least 80% of its net    o Focus risk
appreciation          assets, plus any borrowings for
                      investment purposes, in            o Foreign securities
                      securities
                      of 40 to 60 foreign companies      o Market risk

                   o  Focuses on the world's major
                      foreign markets

                   o  Limited emerging-markets
                      investments

                   o  Favors stocks with discounted
                      valuations, using a value-based,
                      bottom-up investment approach
--------------------------------------------------------------------------------

        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

      The fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

FOREIGN SECURITIES

      A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios internationally

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR GRAPH]

--------------------------------------------------------------------------------
YEAR ENDED 12/31:                              2002     2003     2004     2005
--------------------------------------------------------------------------------
                                             -19.04%   32.72%   14.29%   16.61%
Best quarter:        18.54%  (Q2 03)
Worst quarter:      -21.57%  (Q3 02)
Inception date:    12/24/01
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   PERIOD ENDED                                ONE YEAR    LIFE OF    INCEPTION
     12/31/05:                                   2005       CLASS       DATE
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                              16.61%      9.98%     12/24/01
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS              16.53%     10.11%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                          10.91%      8.82%
--------------------------------------------------------------------------------
MSCI EAFE INDEX (GROSS DIVIDEND)1
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                               14.02%     12.73% 2
--------------------------------------------------------------------------------
MSCI EAFE INDEX (NET DIVIDEDND)3
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                               13.54%     12.29% 2
--------------------------------------------------------------------------------

1 The Morgan Stanley Capital International EAFE Index (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

2     Performance from January 1, 2002.

3 Effective on February 28, 2006, the fund has elected to change the benchmark to the "net dividends" version of the MSCI EAFE benchmark from the "gross dividends" version of the MSCI EAFE benchmark. The fund has elected to make this charge because, as a U.S.-based investor, it is subject to foreign withholding taxes on dividends where applicable. As such, the fund is not entitled to "gross dividends" and believes it should not be benchmarked against an index that includes "gross dividends" in its total return.



                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE return or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                          NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                              NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                           NONE
--------------------------------------------------------------------------------
Redemption fees                                                          2.00%*
--------------------------------------------------------------------------------
Exchange fees                                                             NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                           1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     0.50%
--------------------------------------------------------------------------------
Other expenses                                                           0.55%
--------------------------------------------------------------------------------
Total annual fund operating expenses                                     2.05%
--------------------------------------------------------------------------------


* The fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than 30 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. See "Buying Shares."

                                      EXAMPLE


This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


        -------------------------------------------------------
         ONE            THREE            FIVE            TEN
        YEAR            YEARS           YEARS           YEARS
        -------------------------------------------------------
        $208            $643            $1,103          $2,379
        -------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      A discussion regarding the basis for the Board of Directors' approval of the investment advisory contract of the fund is available in the fund's SEMIANNUAL REPORT to shareholders for the period ended April 30, 2005.

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      During the 2005 fiscal year, the fund paid Credit Suisse 1.00% of its average net assets for advisory services.

      Credit Suisse will voluntarily waive part of its advisory fees so that the fund will pay Credit Suisse 0.95% of its average net assets for advisory services for the period from March 1, 2006 through February 28, 2007.



CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

o     Sub-investment adviser for the fund


o Responsible for assisting Credit Suisse in the management of the fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia

o     Sub-investment adviser for the fund


o Responsible for assisting Credit Suisse in the management of the fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse

        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain secondary types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income tax liability.


      The ANNUAL REPORT includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.


        GOAL AND STRATEGIES


      The fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 60-85 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

      Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

      The "top fifteen" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets.


      Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed by the Board of Directors without shareholder approval.

      The fund is not an index fund and will not seek to match the performance or weightings of the EAFE Index. The fund intends to diversify its investments across a number of different countries. However, at times the fund may invest a significant part of its assets in a single country. The fund may invest up to 15% of assets in emerging markets.

      In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks

o     warrants

o     securities convertible into or exchangeable for common stocks

      To a limited extent, the fund may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     focus risk

o     foreign securities

o     market risk

      Because the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a fund that invests in a larger number of securities.

      The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      To the extent that it focuses on a single country or region, the fund may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse International Equity Team is responsible for the day-to-day portfolio management of the fund. The current team members are Emily Alejos, Anne S. Budlong and Nancy Nierman. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




------------------------------------------------------------------------------------------------
PERIOD ENDED:                                             10/05     10/04     10/03     10/02 1
------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.06   $  9.91   $  8.04   $  9.67
================================================================================================
INVESTMENT OPERATIONS:
Net investment income 2                                    0.06      0.02      0.03      0.04
Net gain (loss) on investments and foreign
currency related items
   (both realized and unrealized)                          2.09      1.17      1.85     (1.67)
------------------------------------------------------------------------------------------------
Total from investment operations                           2.15      1.19      1.88     (1.63)
------------------------------------------------------------------------------------------------
REDEMPTION FEES                                              --        --        --      0.00 3
Less Dividends
Dividends from net investment income                      (0.01)    (0.04)    (0.01)       --
Net asset value, end of period                          $ 13,20   $ 11.06   $  9.91   $  8.04
------------------------------------------------------------------------------------------------
Total return 4                                            19.48%    12.04%    23.49%   (16.96)%
------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                $17,848   $20,706   $35,302   $43,395
Ratio of expenses to average net assets                    2.05%     2.10%     2.10%     1.99% 5
Ratio of net investment income to average net assets       0.55%     0.19%     0.38%     0.47% 5
Decrease reflected in above operating expense                --      0.05%     0.09%     0.24% 5
ratios due to waivers
Portfolio turnover rate                                      50%       91%      126%      150%
------------------------------------------------------------------------------------------------



1     For the period December 24, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.

3     This represents less than $0.01 per share.

4 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.


5     Annualized.

                                MORE ABOUT RISK

        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      FOCUS RISK When a fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.


      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.


      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.


      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                         CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.        33 1/3%
--------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
CURRENCY, MARKET, POLITICAL RISKS.                                         [X]
--------------------------------------------------------------------------------

CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. 1 Swaps involve the right or obligation to receive or make payments based on two different currency rates. CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                          [X]
--------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                    15%
--------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY, MARKET,
VALUATION RISKS.                                                           [X]
--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1 CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE
RISKS. 2                                                                   [ ]
--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                        20%
--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION,
INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           5%
--------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. The fund may purchase and write both put and call options for hedging or speculative purposes. 1 CORRELATION, CREDIT,
HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.             25%
--------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.           [X]
--------------------------------------------------------------------------------

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related
loans or interests. CREDIT, INTEREST-RATE, LIQUIDITY, MARKET RISKS.        [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                     15%
--------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------


SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if
necessary. Liquidity, market, speculative EXPOSURE RISKS.                    10%
--------------------------------------------------------------------------------


SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.
INFORMATION, MARKET RISKS.                                                 [X]
--------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less
than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.         [X]
--------------------------------------------------------------------------------

SWAPS A contract between the fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, the fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the fund's direct investment is restricted. CREDIT,
CURRENCY, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL, SPECULATIVE
EXPOSURE, VALUATION RISKS.                                                 [ ]
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment
strategies and might prevent the fund from achieving its goal.             [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                      10%
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.             20%
--------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                           MEET THE MANAGERS


The Credit Suisse International Equity Team is responsible for the day-to-day portfolio management of the fund. The current team members are Emily Alejos, Anne S. Budlong and Nancy Nierman. They share equally in the day-to-day responsibility for equity research, security selection, portfolio construction and risk management.

EMILY ALEJOS, CFA, Director, is a sector specialist in international equities. Ms. Alejos has been a team member of the fund since January 2004. She joined Credit Suisse in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.

ANNE S. BUDLONG, Director, has been a team member of the fund since August 2002. Ms. Budlong joined Credit Suisse in 2000 from Baring Asset Management in London, where, during 1999 she was an assistant director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

NANCY NIERMAN, Director, has been a team member of the fund since fund inception. She came to Credit Suisse in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1996, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in international business from Baruch College, City University of New York.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND


        SHARE VALUATION


      The net asset value (NAV) of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will also receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and pay dividends at other times if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 1-800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

        TAXES


      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2008, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.

      If more than 50% of the fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Advisor Class shares


      Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% of average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of average daily net assets of the fund's Advisor Class shares. CSAMSI, Credit Suisse Asset Management, LLC or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                                 BUYING SHARES

        OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Institutional Services Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The fund reserves the right to reject any purchase order.

REDEMPTION FEE

      The fund imposes a 2.00% redemption fee (short-term trading fee) on the fund's Advisor Class shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

      The fee does not apply to shares:


o purchased by investment advisory clients of Credit Suisse or any of its affiliates


o     purchased by wrap fee accounts

o purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer

o     acquired by the reinvestment of dividends or distributions

        FINANCIAL-SERVICES FIRMS


      You can also buy and sell the fund's shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.


      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.


        ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

        EXCHANGING SHARES


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.



---------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------
BY CHECK
---------------------------------------------------------------------------------------------
o  Complete the Credit Suisse Advisor Funds      o  Make your check payable to Credit Suisse
   NEW ACCOUNT APPLICATION.                         Advisor Funds.

o  Make your check payable to Credit Suisse      o  Write the account number and the fund
   Advisor Funds.                                   name on your check.

o  Write the fund name on the check.             o  Mail to Credit Suisse Advisor Funds.

o  Mail to Credit Suisse Advisor Funds.
---------------------------------------------------------------------------------------------
BY EXCHANGE
---------------------------------------------------------------------------------------------
o  Call our Institutional Services Center to     o  Call our Institutional Services Center to
   request an exchange from another Credit          request an exchange from another Credit
   Suisse Advisor Fund or portfolio. Be sure to     Suisse Advisor Fund or portfolio.
   read the current PROSPECTUS for the new
   fund or portfolio.                            o  If you do not have telephone privileges,
                                                    mail or fax a letter of instruction
o  If you do not have telephone privileges,         signed by all shareholders.
   mail or fax a letter of instruction signed
   by all shareholders.
---------------------------------------------------------------------------------------------
BY WIRE
---------------------------------------------------------------------------------------------

o  Complete and sign the NEW ACCOUNT             o  Call our Institutional Services Center by
   APPLICATION.                                     4 p.m. eastern time to inform us of the
                                                    incoming wire. PLEASE BE SURE TO SPECIFY
o  Call our Institutional Services Center           THE ACCOUNT REGISTRATION, ACCOUNT NUMBER AND
   and fax the signed NEW ACCOUNT                   THE FUND NAME ON YOUR WIRE ADVICE.
   APPLICATION by 4 p.m.
   eastern time.                                 o  Wire the money for receipt that day.

o  The Institutional Services Center will
   telephone you with your account number.
   Please be sure to specify the account
   registration, account number and the fund name on your wire advice.

o Wire your initial investment for receipt that day.

o  Mail the original, signed application to
   Credit Suisse Advisor Funds.
---------------------------------------------------------------------------------------------
BY ACH TRANSFER
---------------------------------------------------------------------------------------------
o  Cannot be used to open an account.            o  Call our Institutional Services Center to
                                                    request an ACH transfer from your bank.

                                                 o  Your purchase will be
                                                    effective at the next NAV
                                                    calculated after we receive
                                                    your order in proper form.

                                                 o  Requires ACH on Demand privileges.
---------------------------------------------------------------------------------------------


                          INSTITUTIONAL SERVICES CENTER
                                 1-800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES


------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                  CAN BE USED FOR
------------------------------------------------------------------------------------------------
BY MAIL
------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:     o  Sales of any amount.
o  your name(s) and signature(s) or, if
   redeeming on an investor's behalf, the
   name(s) of the registered owner(s) and the
   signature(s) of their legal representative(s)

o  the fund name and account number

o  the dollar amount you want to sell

o  how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse Advisor
Funds.

If only a letter of instruction is required,
you can fax it to the Institutional Services
Center (unless a signature guarantee is
required).
------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------
o  Call our Institutional Services Center to        o  Accounts with telephone privileges.
   request an exchange into another Credit             If you do not have telephone privileges,
   Suisse Advisor Fund or portfolio. Be sure to        mail or fax a letter of instruction to
   read the current PROSPECTUS for the new fund        exchange shares.
   or portfolio.
------------------------------------------------------------------------------------------------
BY PHONE
------------------------------------------------------------------------------------------------
Call our Institutional Services Center to           o  Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:

o  a check mailed to the address of record

o  an ACH transfer to your bank

o  a wire to your bank

See "By Wire or ACH Transfer" for details.
------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------

o  Complete the "Wire Instructions" or "ACH on      o  Requests by phone or mail.
   Demand" section of your NEW ACCOUNT
   APPLICATION.

o  For federal-funds wires, proceeds will be
   wired on the next business day. For ACH
   transfers, proceeds will be delivered within
   two business days.
------------------------------------------------------------------------------------------------


                                 HOW TO REACH US


INSTITUTIONAL SERVICES CENTER
Toll free: 1-800-222-8977
Fax: 1-646-354-5026

MAIL:
Credit Suisse Advisor Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Advisor Funds
66 Brooks Drive
Braintree, MA 02184


INTERNET WEB SITE:
www.credit-suisse.com/us


                               WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE ADVISOR FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

        SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order


      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.


        RECENTLY PURCHASED SHARES


      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse Advisor Fund. A redemption fee of 2.00% may be charged on the exchange.


                          INSTITUTIONAL SERVICES CENTER
                                 1-800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals.

        STATEMENTS AND REPORTS

      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 1-800-222-8977 if you would like to receive additional reports, PROSPECTUSES or proxy statements.


      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.


        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) transfer does not clear.

      If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

        Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Directors. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts in order to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.

      The fund reserves the right to reject a purchase or exchange order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.


      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.


        SPECIAL SITUATIONS


      The fund reserves the right to:

o impose minimum account balance requirements and increase them after 15 days' notice to current investors

o     charge a wire-redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations


o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                          INSTITUTIONAL SERVICES CENTER
                                 1-800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                       This page intentionally left blank

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION


      More information about the fund is available free upon request, including the following:


        ANNUAL/SEMIANNUAL
        REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION


      A current SAI, which provides more detail about the fund, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

BY TELEPHONE:
      800-222-8977

BY FACSIMILE:
      646-354-5026

BY MAIL:
      Credit Suisse Advisor Funds
      P.O. Box 55030
      Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Advisor Funds
      66 Brooks Drive
      Braintree, MA 02184


ON THE INTERNET:
      www.credit-suisse.com/us

The fund's SAI and ANNUAL and SEMIANNUAL REPORTS are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBER:
Credit Suisse International
Focus Fund                                                     811-08459


P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977  o  WWW.CREDIT-SUISSE.COM/US.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   INT-PRO-ADV-0206

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2006


                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

                       CREDIT SUISSE EMERGING MARKETS FUND

                       CREDIT SUISSE GLOBAL SMALL CAP FUND


This combined Statement of Additional Information provides information about Credit Suisse International Focus Fund (the "International Focus Fund"), Credit Suisse Emerging Markets Fund (the "Emerging Markets Fund") and Credit Suisse Global Small Fund (the "Global Small Fund") (collectively, the "Funds") that supplements information in (1) the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the International Focus Fund, and the Prospectus for the Advisor Shares of the Global Small Cap Fund, each dated February 28, 2006; (2) the Prospectus for the Class A, Class B and Class C Shares of each of the Global Small Cap Fund and the International Focus Fund, each dated February 28, 2006; and (3) the Prospectus for the Class A Shares of the Emerging Markets Fund, dated February 28, 2006, each as amended or supplemented from time to time (each, a "Prospectus," and collectively, the "Prospectuses").

Each Fund's audited Annual Report for the fiscal year ended October 31, 2005, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.


This Statement of Additional Information is not itself a prospectus. Copies of the Prospectus and the Annual Reports and information regarding each Fund's current performance can be obtained by writing or telephoning:

          Class A, Class B, Class C and                 Advisor Shares
                  Common Shares                   Credit Suisse Advisor Funds
               Credit Suisse Funds                      P.O. Box 55030
                 P.O. Box 55030                      Boston, MA 02205-5030
              Boston, MA 02205-5030              Attn.: Institutional Services
                 1-800-927-2874                         1-800-222-8977

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
INVESTMENT OBJECTIVES AND POLICIES ....................................................................    1
Options, Futures and Currency Exchange Transactions ...................................................    1
         Securities Options ...........................................................................    2
         Securities Index Options .....................................................................    4
         OTC Options ..................................................................................    5
         Futures Activities ...........................................................................    5
                  Futures Contracts ...................................................................    6
                  Options on Futures Contracts ........................................................    7
         Currency Exchange Transactions ...............................................................    7
                  Forward Currency Contracts ..........................................................    8
                  Currency Options ....................................................................    8
                  Currency Hedging ....................................................................    8
         Swaps ........................................................................................    9
         Hedging Generally ............................................................................   10
         Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps .........   11
Additional Information on Other Investment Practices ..................................................   12
         U.S. Government Securities ...................................................................   12
         Money Market Obligations .....................................................................   12
         Repurchase Agreements ........................................................................   12
         Money Market Mutual Funds ....................................................................   13
         Convertible Securities .......................................................................   13
         Debt Securities ..............................................................................   13
                  Below Investment Grade Securities ...................................................   14
         Structured Securities ........................................................................   15
                  Mortgage-Backed Securities ..........................................................   16
                  Asset-Backed Securities .............................................................   17
                  Structured Notes, Bonds or Debentures ...............................................   17
                  Loan Participations and Assignments .................................................   17
         REITs ........................................................................................   18
         Securities of Other Investment Companies .....................................................   19
         Lending of Portfolio Securities ..............................................................   19
         Foreign Investments ..........................................................................   20
                  Foreign Currency Exchange ...........................................................   20
                  Information .........................................................................   20
                  Political Instability ...............................................................   21
                  Foreign Markets .....................................................................   21
                  Increased Expenses ..................................................................   21
                  Foreign Debt Securities .............................................................   21
                  Sovereign Debt ......................................................................   22
                  Privatizations ......................................................................   23
                  Brady Bonds .........................................................................   23
                  Emerging Markets ....................................................................   24
         Japanese Investments .........................................................................   24

         Economic Background ..........................................................................   24
                  Generally ...........................................................................   24
                  Currency Fluctuation ................................................................   25
         Short Sales ..................................................................................   26
         Short Sales "Against the Box." ...............................................................   27
         Warrants .....................................................................................   27
         Non-Publicly Traded and Illiquid Securities ..................................................   28
                  Rule 144A Securities ................................................................   29
         Borrowing ....................................................................................   29
         Stand-By Commitments .........................................................................   30
         Reverse Repurchase Agreements ................................................................   30
         When-Issued Securities and Delayed-Delivery Transactions .....................................   31
         Emerging Growth and Small Companies; Unseasoned Issuers ......................................   31
         Special Situation Companies ..................................................................   32
         Dollar Rolls .................................................................................   32
Temporary Defensive Strategies ........................................................................   33
         Debt Securities ..............................................................................   33
         Money Market Obligations .....................................................................   33
Strategies Available to the Global Small Cap Fund Only ................................................   33
         Private Fund Investments .....................................................................   33
         Other Strategies .............................................................................   34
INVESTMENT RESTRICTIONS ...............................................................................   34
All Funds .............................................................................................   34
International Focus Fund ..............................................................................   35
Emerging Markets Fund .................................................................................   36
Global Small Cap Fund .................................................................................   37
PORTFOLIO VALUATION ...................................................................................   39
PORTFOLIO TRANSACTIONS ................................................................................   40
PORTFOLIO TURNOVER ....................................................................................   43
MANAGEMENT OF THE FUNDS ...............................................................................   44
Officers and Board of Directors .......................................................................   44
Information Concerning Directors and Officers .........................................................   44
Ownership in Securities of the Funds and Fund Complex .................................................   47
Information Concerning Committees and Meetings of Directors ...........................................   49
Directors' Total Compensation .........................................................................   51
Proxy Voting Policy ...................................................................................   51
Disclosure of Portfolio Holdings ......................................................................   51
Advisory Agreements ...................................................................................   54
Sub-Advisory Agreements ...............................................................................   56
Portfolio Manager Disclosure ..........................................................................   59
Administration Agreements .............................................................................   63
Code of Ethics ........................................................................................   64
Custodian and Transfer Agent ..........................................................................   65
Organization of the Funds .............................................................................   65
Distribution and Shareholder Servicing ................................................................   67
         Distributor ..................................................................................   67



                                      (ii)

         Common Shares ................................................................................   67
         Class A, Class B and Class C Shares ..........................................................   70
         General ......................................................................................   73
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ........................................................   73
Purchases .............................................................................................   73
Redemptions ...........................................................................................   75
Automatic Cash Withdrawal Plan ........................................................................   76
Contingent Deferred Sales Charge - General ............................................................   76
Redemption Fee on Common and Advisor Class Shares .....................................................   77
EXCHANGE PRIVILEGE ....................................................................................   77
ADDITIONAL INFORMATION CONCERNING TAXES ...............................................................   79
The Funds .............................................................................................   79
Special Tax Considerations ............................................................................   81
                  Zero Coupon Securities ..............................................................   81
                  Constructive Sales ..................................................................   81
                  Straddles ...........................................................................   82
                  Options and Section 1256 Contracts ..................................................   82
                  Swaps ...............................................................................   82
                  Foreign Currency Transactions .......................................................   83
                  Passive Foreign Investment Companies ................................................   83
                  Foreign Taxes .......................................................................   84
Taxation of U.S. Shareholders .........................................................................   84
                  Dividends and Distributions .........................................................   84
                  Sales of Shares .....................................................................   86
                  Backup Withholding ..................................................................   87
                  Notices .............................................................................   87
                  Other Taxation ......................................................................   87
Taxation of Non-U.S. Shareholders .....................................................................   87
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL .............................................   89
MISCELLANEOUS .........................................................................................   89
FINANCIAL STATEMENTS ..................................................................................   92



                                     (iii)

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

            International Focus Fund. The investment objective of the International Focus Fund is long-term capital appreciation. The International Focus Fund's investment objective may be changed by the Board of Directors without shareholder approval. The International Focus Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets.

            Emerging Markets Fund. The investment objective of the Emerging Markets Fund is growth of capital. The Fund's investment objective may be changed only with shareholder approval. The Emerging Markets Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets.

            Global Small Cap Fund. The investment objective of the Global Small Cap Fund is long-term growth of capital. The Fund's investment objective may be changed only with shareholder approval. The Global Small Cap Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S.


            The 80% investment policies will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. The Funds' 80% investment policies may be changed by the Boards of Directors of the Funds (each, a "Board" and collectively, the "Boards") on 60 days' notice to shareholders.


            Unless otherwise indicated, all of the Funds are permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below.

            The Funds do not represent that these techniques are available now or will be available at any time in the future.

      Options, Futures and Currency Exchange Transactions

            Each Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of each Fund's total assets may be at risk in connection with these strategies. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of premium paid, and, in the case of writing options, the value of the underlying obligation.

            Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC"). A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC ("Credit Suisse"), Credit Suisse Asset Management Limited (London) ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited (Australia) ("Credit Suisse Australia"), each Fund's investment adviser and sub-investment advisers, respectively (each, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when an Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when an Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.


            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by one of the Advisers, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of one of the Advisers and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

            Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies, at a time when such sale might be advantageous.

            Futures Activities. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges for hedging and speculative purposes (i.e., to increase total return). These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            The Funds may enter into futures contracts and options on futures contracts on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation. Aggregate initial margin and premiums required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

            A Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The Funds are operated by persons who have claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation under that Act.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

            The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

            Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

            Swaps. Each Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. The risks associated with swaps include possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

            A Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal.

Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, an Adviser believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

            Hedging Generally. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisers still may not result in a successful hedging transaction.


            A Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit

Suisse's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.


            To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of options written by a Fund on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

      Additional Information on Other Investment Practices.

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


            Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


            Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and (with the exception of the International Focus Fund) medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Repurchase Agreements. Each Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with a Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.


            Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although an Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

            Debt Securities. The International Focus Fund and Emerging Markets Fund may invest up to 20% of their net assets in investment grade debt securities (other than money market obligations). The Global Small Cap Fund may invest up to 20% of its net assets in debt securities. Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below.

            Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix B to this Statement of Additional Information.

            Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although an Adviser will consider such event in its determination of whether a Fund should continue to hold the security. An Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

            The interest income to be derived may be considered as one factor in selecting debt securities for investment by an Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon an Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by an Adviser. Moody's considers debt securities rated Baa (its lowest investment rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Each Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

            Below Investment Grade Securities. Each Fund may invest up to 5% of its total assets (with the exception of the Emerging Markets Fund, which may invest up to 20% of its net assets) in debt securities (including convertible debt securities) rated below investment grade and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Debt securities held by a Private Fund (as defined below) in which the Global Small Cap Fund invests will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P.

            Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk.

            Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of an Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

            Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities, structured notes, bonds or debentures, and assignments of and participations in loans.

            Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. Each Fund may invest in U.S. and foreign governmental and private asset-backed securities. Asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government, corporation or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a participating Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by Credit Suisse to be creditworthy. A Fund's rights and obligations as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. A Fund may have difficulty disposing of a Participation or an Assignment because there is no liquid market for them. The lack of a liquid secondary market for both Participations and Assignments will have an adverse impact on the value of such securities and on a Fund's ability to dispose of Participations or Assignments, including in response to a specific economic event, such as a deterioration in the credit-worthiness of the Borrower. The lack of a liquid market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund's portfolio and calculating its net asset value.


            REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

            Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Funds that invest in zero coupon securities.

            Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


            By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Additional Information Concerning Taxes" below).

            Foreign Investments. Each Fund will invest a substantial portion of its assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since the Funds will invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Information. The majority of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation, nationalization, or confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including the withholding of dividends. Political or social instability, or domestic developments could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. To the extent it invests in foreign securities, the operating expenses of a Fund may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs, communication costs and its investment advisory fees, while comparable to those of other investment companies investing in foreign securities, may be higher than those costs incurred by investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Foreign Debt Securities. Each Fund may invest up to 20% of its respective net assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Advisers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

            Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of its Advisers, such securities have the potential for future income or capital appreciation.

            Depository Receipts. The assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). Certain of the risks relating to investments in foreign securities may be involved with respect to investments in ADRs, EDRs and IDRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are receipts issued outside the U.S. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

            ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

            Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The International Focus Fund and the Emerging Markets Fund could invest to a significant extent in privatizations. The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. The International Focus Fund and the Emerging Markets Fund could invest to a significant extent in Brady Bonds. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.

Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

            Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


            Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Emerging Markets Fund may invest in emerging markets without limit, while the Global Small Cap Fund and the International Focus Fund limits these investments to 20% and 15% of their net assets, respectively. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


            Japanese Investments. Because the International Focus Fund may from time to time have large positions in Japanese securities and the Global Small Cap Fund may also invest in Japanese securities, these Funds may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Funds should consider include the following:

            Economic Background

            Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980s, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970s, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

            The Japanese economy languished for much of the 1990s. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.


            Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

            Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Funds invest. Changes in government policies cannot be predicted.

            Currency Fluctuation. Investments by a Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, each Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Funds are not required to hedge against declines in the value of the yen.

            Securities Markets. The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

            The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States.

            Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

            Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

            Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

            Energy. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

            Natural Disasters. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.

            Short Sales. The Global Small Cap Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's net assets.

            To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

            The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.


            Short Sales "Against the Box." Each Fund may use up to 10% of its net assets (taken at current value) as collateral for short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.


            The Funds do not intend to engage in short sales against the box for investment purposes. Each Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Funds that effect short sales against the box.


            Warrants. The Emerging Markets Fund may invest up to 10% of its net assets, and each of the International Focus Fund and the Global Small Cap Fund may invest up to 10% of its total assets, in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.


            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. Each Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below), Private Funds (as defined below) (in the case of the Global Small Cap Fund), and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities and, with respect to the Global Small Cap Fund, Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


            Rule 144A Securities. Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.


            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


            Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any liquidity determinations.


            Borrowing. The International Focus and Emerging Markets Funds may borrow up to 33 1/3% of their total assets and Global Small Cap Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund, and each Fund may pledge its assets to the extent necessary to secure permitted borrowings. Additional investments (including rollovers) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Stand-By Commitments. Each Fund may invest in stand-by commitments with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified securities at a specified price. A Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time.


            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Funds will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.


            The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio will not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

            The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

            Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers, although none of the Funds intend to enter into reverse repurchase agreements in the coming year. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if its Advisers deem it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Emerging Growth and Small Companies; Unseasoned Issuers. Each Fund may invest its assets in the securities of emerging growth companies, small companies and unseasoned issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

            Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in any of the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

            Special Situation Companies. Each Fund may invest in "special situation companies." "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger; liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

            Dollar Rolls. Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

      Temporary Defensive Strategies.


            Debt Securities. When Credit Suisse believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.


            Money Market Obligations. Each Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

      Strategies Available to the Global Small Cap Fund Only


            Private Fund Investments. Up to 10% of the Fund's net assets may be invested in U.S. or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in private equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, the Credit Suisse portfolio management team attempts to invest in a mix of Private Funds that will provide an above-average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Credit Suisse believes that the Fund's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's net assets (measured at the time the investments are made), these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.

            Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks. The Fund values its investment in a Private Fund at the amount invested in the Private Fund, unless and until Credit Suisse determines that such value does not represent fair value. Credit Suisse reviews the fair valued securities daily. See "Portfolio Valuation." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.


            Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of a Fund's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

            Interests in the Private Funds in which the Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

            The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund's net assets.

            Other Strategies. The Global Small Cap Fund may invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ (Japan's over-the-counter market), EASDAQ (a Brussels-based system that trades stocks from across Europe) and the London Stock Exchange's Alternative Investment Market (AIM). The Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist. For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the U.S.

                             INVESTMENT RESTRICTIONS

      All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (each, a "Fundamental Restriction"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      International Focus Fund. The investment limitations numbered 1 through 8 are Fundamental Restrictions. The investment limitations numbered 9 through 13 may be changed by a vote of the Board at any time. The International Focus Fund may not:

            1. Borrow money, except to the extent permitted under the 1940 Act.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

            4. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

            5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            6. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

            7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

            8. Issue any senior security except as permitted in the Fund's investment limitations.

            9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            13. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

            If a percentage restriction (other than the percentage limitations set forth in No. No. 11 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

      Emerging Markets Fund. The investment limitations numbered 1 through 7 are Fundamental Restrictions. The investment limitations numbered 8 through 12 may be changed by a vote of the Board at any time. The Emerging Markets Fund may not:

            1. Borrow money, except to the extent permitted under the 1940 Act.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

            7. Issue any senior security except as permitted in the Fund's investment limitations.

            8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            10. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            11. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

            12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            If a percentage restriction (other than the percentage limitations set forth in No. 10) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

      Global Small Cap Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. The investment limitations numbered 10 through 13 may be changed by a vote of the Board at any time. The Global Small Cap Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

            4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

            9. Issue any senior security except as permitted in the Fund's investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by the Funds in valuing their assets.

            Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

            Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves or other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


            The Global Small Cap Fund's investments in Private Funds will be valued at the time of investment at the amount invested in the Private Fund, unless and until Credit Suisse determines that such value does not represent fair value in which case fair value will be determined. Thereafter, investments in Private Funds held by the Global Small Cap Fund are valued at their "fair values" using procedures approved by the Board of Directors. Credit Suisse shall review daily the Global Small Cap Fund's fair valued securities.


            Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to a Fund). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to a Fund). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to a Fund).


            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of a Fund's Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board. When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.


            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS


            Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Funds. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            The Advisers will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Advisers do business exclusively with those broker-dealers that, in the Advisers' judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Advisers will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Advisers' standards may be higher than for execution services alone or for services that fall below the Advisers' standards. The Advisers believe that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Advisers will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.


            All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser or a sub-adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Funds' distributor (and an affiliate of Credit Suisse) and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when an Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


            For the fiscal year ended October 31, 2005, $644,482, $203,334 and $692,681 of total brokerage commissions were paid by the International Focus Fund, Emerging Markets Fund and Global Small Cap Fund, respectively, to brokers and dealers who provided research services, and such brokers and dealers effected $93,122, $16,150 and $18,982 in transactions for the International Focus Fund, Emerging Markets Fund and Global Small Cap Fund, respectively. Research received from brokers or dealers is supplemental to the Advisers' own research programs.


            The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended October 31.


      --------------------------------------------------------------------
      Fund                                2003          2004          2005
      --------------------------------------------------------------------
      International Focus Fund      $1,331,259      $988,632      $644,482
      --------------------------------------------------------------------
      Emerging Markets Fund         $  304,677      $257,835      $203,334
      --------------------------------------------------------------------
      Global Small Cap Fund         $  727,911      $832,471      $692,681
      --------------------------------------------------------------------




            Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Advisers. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which an Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, each Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when an Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


            In no instance will portfolio securities be purchased from or sold to Credit Suisse, Credit Suisse U.K., Credit Suisse Australia, CSAMSI or Credit Suisse Securities (USA) LLC, or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            As of October 31, 2005, the Funds held the following securities of their regular brokers or dealers:

---------------------------------------------------------------------------------------------------
Fund                     Name of Securities                         Aggregate Value of the Holdings
---------------------------------------------------------------------------------------------------
Global Small Cap         State Street Bank and Trust Company
                         Euro Time Deposit                                       $3,186,000

---------------------------------------------------------------------------------------------------

International Focus      State Street Bank and Trust Company
                         Euro Time Deposit                                       $4,413,000

                         ABN AMRO Holding                                        $5,500,806

                         UBS AG                                                  $5,031,882

---------------------------------------------------------------------------------------------------

Emerging Markets         None                                                          None

---------------------------------------------------------------------------------------------------


                               PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. High portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income tax liability. The table below details the portfolio turnover rates of each Fund for the following fiscal years ended October 31.


------------------------------------------------------------------------
Fund                                                  2004      2005

------------------------------------------------------------------------
International Focus Fund                               91%       50%

------------------------------------------------------------------------
Emerging Markets Fund                                 114%       90%

------------------------------------------------------------------------
Global Small Cap Fund                                  62%       73%

------------------------------------------------------------------------


                             MANAGEMENT OF THE FUNDS

      Officers and Board of Directors.

            The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

      Information Concerning Directors and Officers

            The names and dates of birth of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below:


-------------------------------------------------------------------------------------------------------------------------
                                                    Term of                              Number of
                                                    Office(1)                            Portfolios
                                                    and                                  in Fund      Other
                                  Position(s)       Length of    Principal               Complex      Directorships
Name, Address and Date of         Held              Time         Occupation(s)           Overseen     Held
Birth                             with Fund         Served       During Past Five Years  by Director  by Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------------------
Enrique R. Arzac                  Director,         Since 2005   Professor of Finance    47           Director of the
c/o Credit Suisse Asset           Nominating                     and Economics, and                   Adam Express
Management, LLC                   Committee                      Graduate School of                   Company (a
Attn: General Counsel             Member and                     Business, Columbia                   closed-end
466 Lexington Avenue              Audit Committee                University since 1971                investment
New York, New York                Chairman                                                            company);
10017-3410                                                                                            Director of
                                                                                                      Petroleum and
Date of Birth: 10/02/41                                                                               Resources
                                                                                                      Corporation (a
                                                                                                      closed-end
                                                                                                      investment
                                                                                                      company)
-------------------------------------------------------------------------------------------------------------------------


----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

-------------------------------------------------------------------------------------------------------------------------
                                                    Term of                              Number of
                                                    Office(1)                            Portfolios
                                                    and                                  in Fund      Other
                                  Position(s)       Length of    Principal               Complex      Directorships
Name, Address and Date of         Held              Time         Occupation(s)           Overseen     Held
Birth                             with Fund         Served       During Past Five Years  by Director  by Director
-------------------------------------------------------------------------------------------------------------------------
Richard H. Francis                Director,         Since 1999   Currently retired       41           None
c/o Credit Suisse Asset           Nominating and
Management, LLC                   Audit Committee
466 Lexington Avenue              Member
New York, New York 10017-3140

Date of Birth: 04/23/32
-------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                 Director,         Since 1998(2)The Juan Trippe         40           Director of
Box 208200                        Nominating and                 Professor in the                     Aetna, Inc.
New Haven, Connecticut            Audit Committee                Practice of                          (insurance
06520-8200                        Member                         International Trade,                 company);
                                                                 Finance and Business                 Director of Car
Date of Birth: 10/29/46                                          from July 2005 to                    Max Group (used
                                                                 present; Partner and                 car dealers)
                                                                 Chairman of
                                                                 Garten Rothkopf
                                                                 (consulting
                                                                 firm) from
                                                                 October 2005 to
                                                                 present; Dean
                                                                 of Yale School
                                                                 of Management
                                                                 from November
                                                                 1995 to June
                                                                 2005
-------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                    Director,         Since 2001   Dean Emeritus and       40           Director of
301 ICC                           Nominating and                 Distinguished                        Carlisle
Georgetown University             Audit Committee                Professor of                         Companies
Washington, DC 20057              Member                         International Affairs                Incorporated

Date of Birth: 2/11/37                                           at the Edmund A.                     (diversified
                                                                 Walsh School of                      manufacturing
                                                                 Foreign Service                      company)
                                                                 Georgetown University
                                                                 from June 1995 to
                                                                 present
-------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport               Chairman of the   Director     Partner of Lehigh       47           Director of
Lehigh Court, LLC                 Board of          since 1999   Court, LLC and RZ                    Presstek, Inc.
40 East 52nd Street,              Directors,        and          Capital (private                     (digital imaging
New York, New York 10022          Nominating        Chairman     investment firms)                    technologies
                                  Committee         since 2005   from July 2002 to                    company);
Date of Birth: 7/10/48            Chairman and                   present; Transition                  Director of Wood
                                  Audit Committee                Adviser to SunGard                   Resources, LLC
                                  Member                         Securities Finance,                  (plywood
                                                                 Inc. from                            manufacturing
                                                                 February                             company)
                                                                 2002 to July
                                                                 2002;
                                                                 President of
                                                                 SunGard
                                                                 Securities
                                                                 Finance, Inc.
                                                                 from 2001 to
                                                                 February 2002;
                                                                 President of Loanet,
                                                                 Inc. (on-line
                                                                 accounting service)
                                                                 from 1997 to 2001
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    Term of                              Number of
                                                    Office(1)                            Portfolios
                                                    and                                  in Fund      Other
                                  Position(s)       Length of    Principal               Complex      Directorships
Name, Address and Date of         Held              Time         Occupation(s)           Overseen     Held
Birth                             with Fund         Served       During Past Five Years  by Director  by Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Interested Director
-------------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally(3),(4)       Chairman and      Since 2004   Chairman and Global     40                  None
Credit Suisse Asset               Chief Executive                Chief Executive
Management, LLC                   Officer                        Officer of Credit
466 Lexington Avenue                                             Suisse from March
New York, New York                                               2003 to July 2005;
10017-3140                                                       Chairman and Chief
                                                                 Investment Officer of
Date of Birth: 03/30/54                                          Banc of America
                                                                 Capital Management
                                                                 from 1998 to March
                                                                 2003
-------------------------------------------------------------------------------------------------------------------------
Officers
-------------------------------------------------------------------------------------------------------------------------
Steven B. Plump(4)                Chief Executive   Since 2005   Managing Director of
Credit Suisse Asset Management,   Officer and                    Credit Suisse; Associated
LLC                               President                      with Credit Suisse or its
466 Lexington Avenue                                             predecessors since
New York, New York 10017-3140                                    1999; officer of
                                                                 other Credit Suisse
Date of Birth:  02/08/59                                         Funds
-----------------------------------------------------------------------------------------
Michael A. Pignataro              Chief Financial   Since 1999   Director and Director
Credit Suisse Asset Management,   Officer and                    of Fund
LLC                               Treasurer                      Administration of
466 Lexington Avenue                                             Credit Suisse;
New York, New York 10017-3140                                    Associated with
                                                                 Credit Suisse or its
Date of Birth: 11/15/59                                          predecessors since
                                                                 1984; Officer of
                                                                 other Credit Suisse
                                                                 Funds
-----------------------------------------------------------------------------------------
Emidio Morizio                    Chief             Since 2004   Director and Global
Credit Suisse Asset               Compliance                     Head of Compliance of
Management, LLC                   Officer                        Credit Suisse;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3140                                    Credit Suisse since
                                                                 July 2000; Vice
Date of Birth: 09/21/66                                          President and
                                                                 Director of
                                                                 Compliance of
                                                                 Forstmann-Leff
                                                                 Associates from
                                                                 1998 to June
                                                                 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds
-----------------------------------------------------------------------------------------

----------

(2) Mr. Garten was initially appointed as a Director of the Funds on February 6, 1998. He resigned as a Director on February 3, 2000 and was subsequently re-appointed on December 21, 2000.

(3) Mr. Kenneally is a Director who is an "interested person" of the Funds, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

(4) Mr. Kenneally is a Director who is an "interested person" Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Funds as defined in the 1940 Act because he is an officer of CSAM.. Michael E. Kenneally, who previously held these positions, resigned effective July 31, 2005.

----------------------------------------------------------------------------------------
                                                    Term of
                                                    Office(1)
                                                    and Length   Principal
                                  Position(s)       of Time      Occupation(s) During
Name, Address and Date of Birth   Held with Fund    Served       Past Five Years
----------------------------------------------------------------------------------------
Ajay Mehra                        Chief Legal       Since 2004   Director and Head of
Credit Suisse Asset               Officer                        Legal Americas
Management, LLC                                                  Traditional Asset
466 Lexington Avenue                                             Management and Hedge
New York, New York 10017-3140                                    Funds; Associated
                                                                 with Credit Suisse
Date of Birth: 08/14/70                                          since September 2004;
                                                                 Senior Associate of
                                                                 Shearman & Sterling
                                                                 LLP from September
                                                                 2000 to September
                                                                 2004; Senior Counsel
                                                                 of the SEC Division
                                                                 of Investment
                                                                 Management from June
                                                                 1997 to September
                                                                 2000; Officer of
                                                                 other Credit Suisse
                                                                 Funds
----------------------------------------------------------------------------------------
J. Kevin Gao                      Vice President    Since 2004   Director and Legal
Credit Suisse Asset               and Secretary                  Counsel of Credit
Management, LLC                                                  Suisse; Associated with
466 Lexington Avenue                                             Credit Suisse since July
New York, NY 10017-3140                                          2003; Associated with
                                                                 the law firm of Willkie
Date of Birth: 10/13/67                                          Farr & Gallagher LLP from
                                                                 1998 to 2003; Officer
                                                                 of other Credit
                                                                 Suisse Funds
----------------------------------------------------------------------------------------
Robert M. Rizza                   Assistant         Since 2002   Vice President of
Credit Suisse Asset               Treasurer                      Credit Suisse; Associated
Management, LLC                                                  with Credit Suisse since
466 Lexington Avenue                                             January 2001; Associated
New York, NY 10010                                               with Credit Suisse since
                                                                 1998; Officer of
Date of Birth: 12/9/65                                           other Credit Suisse
                                                                 Funds
----------------------------------------------------------------------------------------




      Ownership in Securities of the Funds and Fund Complex


            As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2005.

-------------------------------------------------------------------------------------------------------------
                                                                           Aggregate Dollar Range of Equity
                                                                           Securities in all Registered
                                                                           Investment Companies Overseen by
                                   Dollar Range of Equity                  Director in Family of Investment
Name of Director                   Securities in the Fund*,(1)             Companies*(,)(1)
-------------------------------------------------------------------------------------------------------------
Independent Director
-------------------------------------------------------------------------------------------------------------
Enrique R. Arzac                   International Focus Fund: A             E
                                   --------------------------------------------------------------------------
                                   Emerging Markets Fund: A
                                   --------------------------------------------------------------------------
                                   Global Small Cap Fund: A
-------------------------------------------------------------------------------------------------------------
Richard H. Francis                 International Focus Fund: C             E
                                   --------------------------------------------------------------------------
                                   Emerging Markets Fund: A
                                   --------------------------------------------------------------------------
                                   Global Small Cap Fund: C
-------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                  International Focus Fund: A             B
                                   --------------------------------------------------------------------------
                                   Emerging Markets Fund: A
                                   --------------------------------------------------------------------------
                                   Global Small Cap Fund: A
-------------------------------------------------------------------------------------------------------------
Peter F. Krogh                     International Focus Fund: A             D
                                   --------------------------------------------------------------------------
                                   Emerging Markets Fund: A
                                   --------------------------------------------------------------------------
                                   Global Small Cap Fund: A
                                   --------------------------------------------------------------------------
                                   Emerging Markets Fund: B
                                   --------------------------------------------------------------------------
                                   Global Small Cap Fund: B
-------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                International Focus Fund: B             D
                                   --------------------------------------------------------------------------
                                   Emerging Markets Fund: B
                                   --------------------------------------------------------------------------
                                   Global Small Cap Fund: B
-------------------------------------------------------------------------------------------------------------


----------
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

-------------------------------------------------------------------------------------------------------------
Interested Director
-------------------------------------------------------------------------------------------------------------
Michael E. Kenneally                International Focus Fund:  A            E
                                    --------------------------------------------------------------------------
                                    Emerging Markets Fund:  A
                                    --------------------------------------------------------------------------
                                    Global Small Cap Fund:  A
-------------------------------------------------------------------------------------------------------------


----------
* Key to Dollar Ranges:

      A. None

      B. $1 - $10,000


      C. $10,001 - $50,000

      D. $50,001 - $100,000


      E. Over $100,000

      Information Concerning Committees and Meetings of Directors


            Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

            In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund's financial statements, the independent registered public accounting firm's qualifications and independence, the Fund's compliance with legal and regulatory requirements and the performance of the Fund's independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund's independent registered public accounting firm and the full Board. The Audit Committee met seven times during the Fund's fiscal year ended October 31, 2005.


            In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended October 31, 2005.


            The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.


            No employee of Credit Suisse, State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund. Until December 31, 2005 each Director who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $750 per fund and $250 for each meeting of the Board attended by him for his services as Director, and was reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee received an annual fee of $250 and the chairman of the Audit Committee received an annual fee of $325 for serving on the Audit Committee.

            Effective January 1, 2006, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1000 per fund and $300 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $300 and the chairman of the Audit Committee receives an additional $250 for serving on the Audit Committee.

            Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

      Directors' Total Compensation
      (for the fiscal year ended October 31, 2005)

      -----------------------------------------------------------------------------------------------------------
                                                                                                 Total Number of
                                                                                                 Funds for which
                                                     Emerging       Global      All Investment   Director Serves
                                    International    Markets      Small Cap      Companies in      within Fund
          Name of Director           Focus Fund        Fund          Fund        Fund Complex        Complex
      -----------------------------------------------------------------------------------------------------------
      Non-Interested Directors
      -----------------------------------------------------------------------------------------------------------
      Enrique R. Arzac              $750             $750          $750          $92,417               47
      -----------------------------------------------------------------------------------------------------------
      Richard H. Francis            $3,250           $3,250        $3,250        $73,250               41
      -----------------------------------------------------------------------------------------------------------
      Jeffrey E. Garten             $2,500           $2,500        $2,500        $49,750               40
      -----------------------------------------------------------------------------------------------------------
      Peter F. Krogh                $3,225           $3,225        $3.225        $69,725               40
      -----------------------------------------------------------------------------------------------------------
      James S. Pasman, Jr.(1)       $3,250           $3,250        $3,250        $104,250              42
      -----------------------------------------------------------------------------------------------------------
      Steven N. Rappaport           $3,150           $3,150        $3,150        $95,111               47
      -----------------------------------------------------------------------------------------------------------
      Interested Directors
      -----------------------------------------------------------------------------------------------------------
      Michael E. Kenneally(2)       None             None          None          None                  40
      -----------------------------------------------------------------------------------------------------------
      William W. Priest, Jr.(3)     $1,063           $1,063        $1,063        $56,202               47
      -----------------------------------------------------------------------------------------------------------

      (1)   Mr. Pasman retired from the Board effective February 16, 2006.

      (2) Mr. Kenneally received no compensation from any Fund during the fiscal year ended October 31, 2005, but became eligible to be compensated by the Funds beginning at the first Board meeting in 2006.

      (3)   Mr. Priest retired from the Board effective April 15, 2005.

            As of January 31, 2006, the Directors and Officers as a group owned of record less than 1% of each Fund's outstanding shares.


      Proxy Voting Policy


            The Funds have adopted Credit Suisse's Proxy Voting Policy and Procedures as their respective proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix A to this Statement of Additional Information. The Funds file Form N-PX with their complete proxy voting records for the 12 months ended June 30 of each year, not later than October 31 of each year. The first of each Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 1-800-927-2874 or through Credit Suisse's website, www.credit-suisse.com/us and (2) on the SEC's website at http://www.sec.gov.


      Disclosure of Portfolio Holdings

            Each Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is each Fund's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. Each Fund's policies apply to all of the Fund's service providers that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings.

            Each Fund's policies and procedures provide that information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders. In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

            Each Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

            Neither a Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, each Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as each Fund's co-administrator/accounting agent.


            Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Fund, Credit Suisse and CSAMSI. Each Fund's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

            Each Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

            Each Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of February 1, 2006, of those parties with which Credit Suisse, on behalf of each Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.


-------------------------------------------------------------------------------
Recipient                         Frequency          Delay before dissemination
-------------------------------------------------------------------------------
State Street (custodian,          Daily              None
accounting agent,
co-administrator and securities
lending agent)
-------------------------------------------------------------------------------
Institutional Shareholder         As necessary       None
Services (proxy voting service
and filing of class action
claims)
-------------------------------------------------------------------------------
Interactive Data Corp. (pricing   Daily              None
service)
-------------------------------------------------------------------------------
Boston Financial Data             As necessary       None
Services, Inc. ("BFDS")
(transfer agent)
-------------------------------------------------------------------------------

            In addition, Portfolio-Related Information may be provided as part of each Fund's ongoing operations to: the Fund's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund's Independent Directors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which a Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.


            On an ongoing basis, each Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

----------------------------------------------------------------------------------------------
Recipient                        Frequency              Delay before dissemination
----------------------------------------------------------------------------------------------
Lipper                           Monthly                5th business day of following month
----------------------------------------------------------------------------------------------
S&P                              Monthly                2nd business day of following month
----------------------------------------------------------------------------------------------
Thomson Financial/Vestek         Quarterly              5th business day of following month
----------------------------------------------------------------------------------------------

            Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

            The ability of each Fund, the Adviser and CSAMSI, as the co-administrator of each Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Fund's policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

      Advisory Agreements


            Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017-3147, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

            The Advisory Agreement between each Fund and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

            Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

            Each class of each Fund bears all of its own expenses not specifically assumed by Credit Suisse or another service provider to the Fund. General expenses of a Fund not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of a Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

            The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to a Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse's reckless disregard of its obligations and duties under the Advisory Agreement.

            Each Fund or Credit Suisse may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For its services to the Global Small Cap, Emerging Markets and International Focus Funds, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.25%, 1.25% and 1.00%, respectively, of the Funds' average daily net assets. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

            For the past three fiscal years ended October 31, the Funds paid investment advisory fees to Credit Suisse, and Credit Suisse waived advisory fees for each Fund, as follows:

----------------------------------------------------------------------------------------------
                                                                                    Net
                                                    Gross                           Advisory
               Fund                       Year      Advisory Fee       Waiver       Fee
----------------------------------------------------------------------------------------------
      International Focus Fund            2003      $2,570,069      $  233,178      $2,336,891
----------------------------------------------------------------------------------------------
                                          2004      $2,700,737      $  127,243      $2,573,494
----------------------------------------------------------------------------------------------
                                          2005      $2,484,644              --      $2,484,644
----------------------------------------------------------------------------------------------
      Emerging Markets Fund               2003      $  389,849      $  304,024      $   85,825
----------------------------------------------------------------------------------------------
                                          2004      $  441,695      $  253,909      $  187,786
----------------------------------------------------------------------------------------------
                                          2005      $  439,859      $  199,102      $  240,757
----------------------------------------------------------------------------------------------
      Global Small Cap Fund               2003      $  738,239      $  544,271      $  193,968
----------------------------------------------------------------------------------------------
                                          2004      $2,053,787      $1,173,512      $  880,275
----------------------------------------------------------------------------------------------
                                          2005      $1,842,193      $  823,405      $1,018,788
----------------------------------------------------------------------------------------------


      Sub-Advisory Agreements


            Each Fund has entered into Sub-Investment Advisory Agreements with Credit Suisse and one or more of Credit Suisse's London affiliate, Credit Suisse U.K., and Credit Suisse's Australian affiliate, Credit Suisse Australia, each of which is named Credit Suisse Asset Management Limited. Each of Credit Suisse U.K. and Credit Suisse Australia may be referred to as a "Sub-Adviser." The International Focus Fund and the Global Small Cap Fund had each previously entered into a Sub-Investment Advisory Agreement with Credit Suisse and Credit Suisse's Japanese affiliate ("Credit Suisse Japan"), which is also named Credit Suisse Asset Management Limited. In addition, the Global Small Cap Fund had previously entered into a Sub-Investment Advisory Agreement with Abbott Capital Management, LLC ("Abbott"). Effective July 30, 2004, Abbott no longer provides sub-advisory services to the Global Small Cap Fund. Credit Suisse now retains all fees previously payable to Abbot under the Sub-Advisory Agreement with Abbott. Effective December 3, 2004, Credit Suisse Japan no longer provides sub-advisory services to the International Focus Fund and Global Small Cap Fund. Credit Suisse now retains all fees previously payable to Credit Suisse Japan under the Sub-Advisory Agreement with Credit Suisse Japan.

            Subject to the supervision of Credit Suisse, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the

Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.


            Credit Suisse U.K. serves as a Sub-Adviser to each Fund. Credit Suisse U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The principal executive office of Credit Suisse U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. Credit Suisse U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Credit Suisse U.K. has been in the money management business for over 20 years.

            Credit Suisse Japan served as a Sub-Adviser to the International Focus Fund and the Global Small Cap Fund until December 3, 2004. Credit Suisse Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. Credit Suisse Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of Credit Suisse Japan is Izumi Garden Tower Level 27 6-1, Roppongi 1-Chome, Minato-ku, Tokyo 106-6024 Japan. Credit Suisse Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Credit Suisse Japan, together with its predecessor company, has been in the money management business for over 20 years.

            Credit Suisse Australia serves as a Sub-Adviser to each Fund. Credit Suisse Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. Credit Suisse Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of Credit Suisse Australia is Level 32 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia. Credit Suisse Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. Credit Suisse Australia has been in the funds management business for over 16 years.

            Under the Sub-Advisory Agreement with Credit Suisse U.K., Credit Suisse (not the Funds) pays Credit Suisse U.K. an annual fee of $250,000 for services rendered with respect to the Funds and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to each Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of a Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof.

            Under the Sub-Advisory Agreement with Credit Suisse Japan, which was terminated on December 3, 2004, Credit Suisse (not the Fund) paid an annual fee of $250,000 for services rendered with respect to the Funds, certain other Credit Suisse Funds for which Credit Suisse Japan has been appointed to act as sub-adviser and other Credit Suisse-advisory clients for which Credit Suisse Japan had been appointed to act as sub-investment adviser. The portion of the fee allocated with respect to each Fund, was equal to the product of: (a) $250,000 and (b) a fraction: (i) the numerator of which is the average monthly net assets of a Fund during such quarter or portion thereof and (ii) the denominator of which is the sum of (x) the total aggregate average monthly net assets of certain other Credit Suisse Funds for which Credit Suisse Japan has been appointed to act as sub-adviser and (y) the average month-end values of the assets of certain other Credit Suisse-advisory clients, in each case for which Credit Suisse Japan has been appointed as such during such calendar quarter or portion thereof.

            Under the Sub-Advisory Agreement with Credit Suisse Australia, Credit Suisse (not the Fund) pays Credit Suisse Australia an annual fee of $480,000 for services rendered with respect to the Funds and all other Credit Suisse Funds for which Credit Suisse Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to each Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with Credit Suisse Australia.

            For the fiscal year ended October 31, 2005, the portion of the fees allocable to the Funds for Credit Suisse U.K., Credit Suisse Japan and Credit Suisse Australia was as follows:

--------------------------------------------------------------------------------
                         Credit Suisse      Credit Suisse        Credit Suisse
      Fund                  U.K. Fee          Japan Fee          Australia Fee
--------------------------------------------------------------------------------
Global Small Cap             $27,602           $4,032               $ 78,602
--------------------------------------------------------------------------------
Emerging Markets             $ 6,618           $    0               $ 18,852
--------------------------------------------------------------------------------
International Focus          $46,660           $6,814               $132,875
--------------------------------------------------------------------------------

            Abbott, located at 1211 Avenue of the Americas, Suite 4300, New York, New York 10036, served as sub-investment adviser until July 30, 2004 to the Global Small Cap Fund pursuant to a written agreement.

            Pursuant to the Sub-Advisory Agreement between Abbott and Credit Suisse, which was terminated on July 30, 2004, Abbott was entitled to a quarterly fee from Credit Suisse at the annual rate of 1.00% of the value of the Fund's Private Fund investments as of the end of each calendar quarter. No compensation was paid by the Global Small Cap Fund to Abbott for its sub-investment advisory services. For the year ended October 31, 2003, and the period from November 1, 2003 through July 30, 2004, the fees paid to Abbott by Credit Suisse were $16,958 and $34,158, respectively.


            Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or Credit Suisse in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or Credit Suisse or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, Credit Suisse or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).





Portfolio Manager Disclosure

Portfolio Managers

            Portfolio Managers' Compensation

            Credit Suisse's compensation to the portfolio managers of the Funds set forth below includes both a fixed base salary component and bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible ("Performance-Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. The following table sets forth the benchmark used over a one-year period in determining each portfolio manager's Performance-Based Bonus.

-----------------------------------------------------------------------------------------------------
   Portfolio Manager                        Benchmark                           Peer Group
-----------------------------------------------------------------------------------------------------
Emerging Markets Fund
Annabel Betz                      MSCI Global Emerging Markets         Lipper Emerging Markets Fund

                                  Performance Attribution Rpts
-----------------------------------------------------------------------------------------------------
Neil Gregson                           MSCI Eastern Europe             Lipper Hindsight LUX Eastern
                                                                                  Europe
                                      MSCI Emerging Europe
                                                                         Lipper Hindsight Global
                                       FT Gold Mines Index                   Emerging Markets
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                  MSCI Global Emerging Markets         Lipper Emerging Markets Fund

                                    MSCI Weighted sub-sectors             Lipper Precious Metals
-----------------------------------------------------------------------------------------------------
Elizabeth Eaton                        MSCI Eastern Europe             Lipper Hindsight LUX Eastern
                                                                                  Europe
                                      MSCI Emerging Europe
                                                                       Lipper Emerging Markets Fund

                                                                          Lipper Emerging Europe
-----------------------------------------------------------------------------------------------------
Global Small Cap Fund

Leo M. Bernstein                       Russell 2000 Index             Lipper Small Cap Growth Funds

                                       Russell 2000 Growth               Lipper US Small Cap Core
-----------------------------------------------------------------------------------------------------
Calvin E. Chung                        Russell 2000 Index             Lipper Small Cap Growth Funds

                                       Russell 2000 Growth               Lipper US Small Cap Core
-----------------------------------------------------------------------------------------------------
Crispin Finn                                 FTAASI                      Lipper Hindsight UK All
                                                                                Companies
                                     Hoare Govett Small Cap
                                                                       Lipper Hindsight UK Smaller
                                           FTA Mid 250                          Companies
-----------------------------------------------------------------------------------------------------

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom stock are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all Credit Suisse employees, these portfolio managers participate in Credit Suisse's profit sharing and 401K plans.

            Each of Emily Alejos, Anne S. Budlong, Nancy Nierman, Matthew Hickman and Jonathan Ong are compensated for his or her services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining their bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Like all employees of Credit Suisse, these portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

            Potential Conflicts of Interest

            It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

            If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

            Ownership in Securities of the Funds

      As reported to the Funds, the information in the following table reflects beneficial ownership by the Portfolio Managers of certain securities as of December 31, 2005.

    --------------------------------------------------------------------------------------------
                   Equity             Dollar Range of   Dollar Range
                   Securities in      Equity            of Equity
    Name of        the                Securities        Securities
    Portfolio      International      in the Emerging   in the Global
    Manager        Focus Fund*(1)     Markets Fund      Small Cap Fund
    --------------------------------------------------------------------------------------------
    Emily Alejos          B                  A                 A
    Anne S. Budlong       A                  A                 A
    Nancy Nierman         A                  A                 A
    Annabel Betz          A                  A                 A
    Neil Gregson          A                  A                 A
    Matthew Hickman       A                  A                 A
    Jonathan Ong          A                  A                 A
    Elizabeth Eaton       A                  A                 A
    Leo M. Bernstein      A                  A                 A
    Calvin E. Chung       A                  A                 A
    --------------------------------------------------------------------------------------------

* Key to Dollar Ranges:

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    Over $100,000

            Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

            As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager of the Funds and the total assets managed within each category as of December 31, 2005.

                       -----------------------------------------------------------------------------------------------------------
                            Registered Investment             Other Pooled Investment
                                   Companies                          Vehicles                          Other Accounts
----------------------------------------------------------------------------------------------------------------------------------
                        Number of                          Number of                              Number of
Name                    Accounts         Total Assets      Accounts         Total Assets           Accounts       Total Assets
----------------------------------------------------------------------------------------------------------------------------------
International Focus Fund
Emily Alejos                 5           $295,708,959           1           $ 78,855,915               0               N/A

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Anne S. Budlong              3           $ 373,501,461          0                N/A                   6          $  7,164,125

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Nancy Nierman                3           $373,501,461           0                N/A                   6          $  7,164,125

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund

Annabel Betz                 2           $223,339,925           2           $521,339,252               0               N/A

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Neil Gregson                 4          $453,953,374            3           $560,000,000               0               N/A

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Matthew Hickman              4           $627,515,788           3           $597,208,863               0               N/A

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Jonathan Ong                 3           $341,419,665           2           $521,339,252               0               N/A

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

Elizabeth Eaton              5           $262,378,542           0              N/A                     0               N/A

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Global Small Cap Fund

Leo M. Bernstein             10           $1,267,048,858        1           $141,361,298              28          $654,339,610

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Calvin E. Chung              10          $1,267,048,858         1           $195,405,593              28          $654,339,610

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Crispin Finn                 6           $14,017,836,712        4           $360,700,164               0                N/A

----------------------------------------------------------------------------------------------------------------------------------

            No advisory fee is paid based on performance for any of the accounts listed above.


      Administration Agreements

            CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (each a "CSAMSI Co-Administration Agreement" and a "State Street Co-Administration Agreement," respectively).


            For the services provided by CSAMSI under the CSAMSI
Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.


            For the past three fiscal years ended October 31, each Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:


October 31, 2005

--------------------------------------------------------------------------------------------------------------
FUND                           Fees Paid (After Waivers)          Waivers                Reimbursements
----                           -------------------------          -------                --------------
--------------------------------------------------------------------------------------------------------------
Global Small Cap                       $147,375                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------
Emerging Markets                       $ 35,189                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------
International Focus                    $248,464                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------


October 31, 2004

--------------------------------------------------------------------------------------------------------------
FUND                           Fees Paid (After Waivers)          Waivers               Reimbursements
----                           -------------------------          -------               --------------
--------------------------------------------------------------------------------------------------------------
Global Small Cap                       $164,303                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------
Emerging Markets                       $ 35,335                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------
International Focus                    $270,074                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------

October 31, 2003

--------------------------------------------------------------------------------------------------------------
FUND                           Fees Paid (After Waivers)          Waivers               Reimbursements
----                           -------------------------          -------               --------------
--------------------------------------------------------------------------------------------------------------
Global Small Cap                       $ 59,059                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------
Emerging Markets                       $ 31,188                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------
International Focus                    $257,007                    $  0                      $   0
--------------------------------------------------------------------------------------------------------------

            For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee exclusive of out-of-pocket expenses. Each class of shares of each Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.





            For the fiscal years ended October 31, the Funds paid State Street administration fees and waived fees and/or reimbursed expenses as follows:

         ------------------------------------------------------------------
         Fund                                Year
         ------------------------------------------------------------------
         International Focus Fund            2003               $154,011
                                         ----------------------------------
                                             2004               $162,068
                                         ----------------------------------
                                             2005               $172,375
         ------------------------------------------------------------------
         Emerging Markets Fund               2003               $23,532
                                         ----------------------------------
                                             2004               $30,486
                                         ----------------------------------
                                             2005               $39,485
         ------------------------------------------------------------------
         Global Small Cap Fund               2003               $40,042
         ------------------------------------------------------------------
                                             2004               $102,915
         ------------------------------------------------------------------
                                             2005               $108,644
         ------------------------------------------------------------------


      Code of Ethics


            Each Fund, Credit Suisse, Credit Suisse U.K., Credit Suisse Australia and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

            The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

      Custodian and Transfer Agent

            State Street serves as custodian of each Fund's U.S. and non-U.S. assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and
(v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more domestic and foreign banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            BFDS, an affiliate of State Street, acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

      Organization of the Funds

            The International Focus Fund was incorporated on October 24, 1997 under the laws of the State of Maryland under the name "Warburg, Pincus Managed EAFE Countries Fund, Inc." On February 9, 1998, the Fund changed its name to "Warburg, Pincus Major Foreign Markets Fund, Inc."

            The Emerging Markets Fund was incorporated on December 23, 1993 under the laws of the State of Maryland under the name "Warburg, Pincus Emerging Markets Fund, Inc."

            The Global Small Cap Fund was incorporated on July 16, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc."

            On March 26, 2001, the International Focus Fund, the Emerging Markets Fund and the Global Small Cap Fund changed their names to "Credit Suisse Warburg Pincus Major Foreign Markets Fund, Inc.," "Credit Suisse Warburg Pincus Emerging Markets Fund, Inc." and "Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc.," respectively.

            On December 12, 2001, the International Focus Fund, the Emerging Markets Fund and the Global Small Cap Fund changed their names to "Credit Suisse International Focus Fund, Inc.," "Credit Suisse Emerging Markets Fund, Inc." and "Credit Suisse Global Post-Venture Capital Fund, Inc.," respectively.

            On February 21, 2005, the Global Small Cap Fund changed its name to "Credit Suisse Global Small Cap Fund, Inc."

            The Emerging Markets Fund currently has three classes of shares, Common Shares, Advisor Shares and Class A Shares. Each of the Global Small Cap and International Focus Funds currently has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

            The Emerging Markets Fund's charter authorizes the board to issue four billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares" and one billion shares are designated "Institutional Shares." Each of the Global Small Cap Fund's and the International Focus Fund's charter authorize the board to issue six billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," two billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares," one billion shares are designated "Class B Shares," and one billion shares are designated "Class C Shares."

            All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.


            Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common Class Prospectus. Advisor Class shares of Emerging Markets Fund are closed to new investments except for reinvestment of dividends and distributions. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.


            Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


            Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Funds, as well as certain statistical characteristics of the Funds, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us.


      Distribution and Shareholder Servicing


            Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. No compensation is payable by the International Focus Fund with respect to Common Shares to CSAMSI for distribution services. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares. CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 31, 2006. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


            Common Shares. With the exception of the International Focus Fund, each Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Funds. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services" and, together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.


            For the year ended October 31, 2005, the Funds' Common Shares paid the following amounts pursuant to the Common Shares 12b-1 Plan.

                -------------------------------------------------
                Fund                                 Payment
                -------------------------------------------------
                Emerging Markets Fund                $84,379
                -------------------------------------------------
                Global Small Cap Fund                $118,740
                -------------------------------------------------

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Funds' Common Shares 12b-1 Plan as follows:

-------------------------------------------------------------------------------
Type of Service                 Emerging Markets Fund    Global Small Cap Fund
-------------------------------------------------------------------------------
Advertising                            $    0                  $     0
-------------------------------------------------------------------------------
Printing and mailing
prospectuses for
promotional purposes                   $3,750                  $13,803
-------------------------------------------------------------------------------
Compensation to broker-dealers           $163                     $164
-------------------------------------------------------------------------------
People-related and occupancy           $29,499                  $38,449
-------------------------------------------------------------------------------
Other                                  $13,201                  $22,124
-------------------------------------------------------------------------------


            Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.


            For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with Common Class shares of the Funds maintained by such Service Organizations and/or the value of assets invested in the Funds ("Service Fee"). Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in Common Class shares of a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

            Advisor Shares. Each Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by CSAMSI on behalf of a Fund. For the year ended October 31, 2005, the International Focus Fund, Emerging Markets Fund and Global Small Cap Fund paid the following fees pursuant to the Advisor Shares 12b-1 Plan, all of which were paid to Institutions:

                 ----------------------------------------------------
                 Fund                                    Payment
                 ----------------------------------------------------
                 Global Small Cap Fund                   $10,037
                 ----------------------------------------------------
                 International Focus Fund                $96,241
                 ----------------------------------------------------

            The Emerging Markets Fund does not pay the 12b-1 fee with respect to its Advisor Class shares.

            Certain Institutions may receive additional fees from CSAMSI, Credit Suisse or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in Advisor Class shares of the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in Advisor Class shares of a Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, Credit Suisse or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.


            An Institution with which the Funds have entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

            Class A, Class B and Class C Shares. Each of the International Focus Fund and the Global Small Cap Fund has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A shares, Class B shares and Class C shares of the Fund, respectively, and the Emerging Markets Fund has adopted a Plan of Distribution for Class A shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

            The Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.


            For the fiscal year ended October 31, 2005, CSAMSI was paid commissions or CDSCs for the sale of the Funds' Class A, Class B and Class C shares and retained commissions earned on the sale of the Funds shares as follows:

--------------------------------------------------------------------------------
                                                       Class A Commissions
Fund                      Class A Commissions          Retained by CSAMSI
--------------------------------------------------------------------------------
Global Small Cap                  $8,897                    $1,166
--------------------------------------------------------------------------------
Emerging Markets                  $6,421                    $831
--------------------------------------------------------------------------------
International Focus               $10,669                   $87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                          Class B CDSCs Paid          Class B CDSCs Retained
--------------------------------------------------------------------------------
Global Small Cap                     $  0                       $   0
--------------------------------------------------------------------------------
Emerging Markets                      --                           --
--------------------------------------------------------------------------------
International Focus                  $  0                       $   0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                          Class C CDSCs Paid          Class C CDSCs Retained
--------------------------------------------------------------------------------
Global Small Cap                     $  0                       $   0
--------------------------------------------------------------------------------
Emerging Markets                     $  0                       $   0
--------------------------------------------------------------------------------
International Focus                  $  0                       $   0
--------------------------------------------------------------------------------

            For the fiscal year ended October 31, 2005, CSAMSI did not earn any contingent deferred sales charges on redemptions of Class A shares of Global Small Cap, Emerging Markets and International Focus Funds.


            With respect to sales of the Global Small Cap and the International Focus Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each, a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in a Fund.


            In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Advisor Class shares are 0.50% of the assets of the equity and fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 31, 2006. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


            During the fiscal year ended October 31, 2005, the Global Small Cap, Emerging Markets and International Focus Funds paid CSAMSI $242,578, $847 and $40,429, respectively, under the A Shares 12b-1 Plan. During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:

---------------------------------------------------------------------------------------------------------------------
Type of Service                          Global Small Cap Fund      Emerging Markets Fund   International Focus Fund
---------------------------------------------------------------------------------------------------------------------
Advertising                                      $0                         $0                      $0
---------------------------------------------------------------------------------------------------------------------
Printing and mailing
prospectuses for promotional
purposes                                         $7,278                     $10,519                 $8,432
---------------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers                   $92,189                    $751                    $23,216
---------------------------------------------------------------------------------------------------------------------
People-related and occupancy                     $85,346                    $291                    $14,004
---------------------------------------------------------------------------------------------------------------------
Other                                            $1,756                     $6                      $310
---------------------------------------------------------------------------------------------------------------------

            During the fiscal year ended October 31, 2005, the Global Small Cap and International Focus Funds paid CSAMSI $3,602 and $19,284, respectively, under the B Shares 12b-1 Plan, and $4,806 and $16,748, respectively, under the C Shares 12b-1 Plan. During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the B Shares and C Shares 12b-1 Plans for the Global Small Cap and International Focus Funds as follows:

-------------------------------------------------------------------------------------------------
                                                                  International   International
                              Global Small      Global Small      Focus Fund      Focus Fund
Type of Service               Cap Fund Class B  Cap Fund Class C  Class B         Class C
-------------------------------------------------------------------------------------------------
Advertising                        $0                $0                $0              $0
-------------------------------------------------------------------------------------------------
Printing and mailing               $1,686            $1,713            $1,292          $1,302
prospectuses for
promotional purposes
-------------------------------------------------------------------------------------------------
Compensation to                    $297              $5,240            $3,308          $11,632
broker-dealers
-------------------------------------------------------------------------------------------------
People-related and occupancy       $314              $411              $1,684          $1,462
-------------------------------------------------------------------------------------------------
Other                              $6                $9                $40             $34
-------------------------------------------------------------------------------------------------

            General. Each of the Advisor Class Shares 12b-1 Plans, the Class A, B and C Shares 12b-1 Plan and the Common Class Shares 12b-1 Plans will continue in effect for so long as its continuance is separately, specifically approved at least annually by the Boards, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Advisor Class Shares 12b-1 Plans, the Class A, B and C Shares 12b-1 Plan and the Common Class Shares 12b-1 Plans. Any material amendment of any Advisor Class Shares 12b-1 Plans, the Class A, B and C Shares 12b-1 Plan and the Common Class Shares 12b-1 Plans would require the approval of the Boards in the same manner. None of the Advisor Class Shares 12b-1 Plans, the Class A, B and C Shares 12b-1 Plan and the Common Class Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Class Shares 12b-1 Plan, the Class A, B and C Shares 12b-1 Plan and the Common Class Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

            Payments under the Common Class Shares, Advisor Class Shares and Class A, B and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

            CSAMSI provides the Board with periodic reports of amounts expended under the Common Class Shares, Advisor Class Shares and Class A, B and C Shares 12b-1 Plans and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Purchases.

            The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares, any applicable sales charge.


            To purchase Common Class shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.


            As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

            Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


            The Common Class shares of each Fund are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the Same Social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).


      Special Provisions Applicable to the Global Small Cap and International Focus Funds Class A, B and C Shares and the Emerging Markets Fund Class A Shares.

            Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Funds. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.



            From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive


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

up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act.

            Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.



      Redemptions.

            General. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares of the Global Small Cap Fund and the International Focus Fund and certain redemptions of Class A shares of the Global Small Cap Fund and the Emerging Markets Fund, and less a redemption fee charged on certain redemptions of the Funds' Common and Advisor Class shares.

            Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 -day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

      Automatic Cash Withdrawal Plan.

            An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A Shares of the Global Small Cap, International Focus and Emerging Markets Funds and Class B and C Shares of the Global Small Cap Fund and International Focus Funds may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectuses, certain withdrawals under the Plan for the Class A, B and C Shares of the Funds may be subject to a deferred sales charge.

      Special Provisions Applicable to the Global Small Cap and International Focus Funds Class B and C Shares Only.

            The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                                     Contingent Deferred Sales
                                                   Charge as a Percentage of the
                 Year Since Purchase Payment       Lesser of Dollars Invested or
                              Made                      Redemption Proceeds
                 ---------------------------       -----------------------------

            First .............................                  4.0%
            Second ............................                  3.0%
            Third .............................                  2.0%
            Fourth ............................                  1.0%
            Fifth .............................                  0.0%
            Sixth .............................                  0.0%
            Seventh ...........................                  0.0%

            For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares (see generally "Additional Information Concerning Taxes" below).

      Contingent Deferred Sales Charge - General.

            The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


            The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2006 will be eligible for the second year's charge if redeemed on or after October 1, 2007. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.


      Redemption Fee on Common and Advisor Class Shares.


            Each Fund imposes a 2.00% redemption fee (short-term trading fee) on Common and Advisor Class shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Funds to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of Credit Suisse or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

            Each Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Funds will have to invest. The Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in a Fund's view, is likely to engage in excessive trading. For the fiscal year ended October 31, 2005, the Global Small Cap, Emerging Markets and International Focus Funds received redemption fees on the redemptions of Common Class shares of $3,226, $1,150 and $6,471, respectively.


                               EXCHANGE PRIVILEGE


            An exchange privilege with certain other funds advised by Credit Suisse is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse

Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse Money Market Fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day, subject to payment of any sales charge differential. Exchanges must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange (see "Additional Information Concerning Taxes" below). Investors wishing to exchange Shares of a Fund for Shares in another Credit Suisse fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse fund, an investor should contact Credit Suisse Funds at 1-800-927-2874 (1-800-222-8977 for information regarding the Advisor Shares).


            Each Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


            Each Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund's view, is likely to engage in excessive or short-term trading. If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. Each Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt a Fund and its shareholders, each Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, a Fund's efforts to curb market timing may not be entirely successful. In particular, a Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

      The Funds


            Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

            Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


            As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution

Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


            The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

      Special Tax Considerations

            The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

            A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            Zero Coupon Securities. A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of a Fund.


            Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

            Straddles. The options transactions that a Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

            Options and Section 1256 Contracts. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

            A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

            Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).


            Income from some derivatives not used as a hedge or otherwise directly connected to a Fund's business of investing in securities may not meet the 90% qualifying income requirement of the Code. If such income, and other non-qualifying income, were to exceed 10% of a Fund's income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.


            Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

            Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

            Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

            Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.


            Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

            Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain distribution requirements are satisfied, and (iii) more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

      Taxation of U.S. Shareholders

            Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Distributions of net long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


            Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways and the shareholder satisfies certain holding period requirements in respect of its interest in the Fund. However, qualified dividend income does not include any dividends received from tax -exempt corporations. Also, dividends received by a Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


            We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

            If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

            Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share (similar rules apply with regard to exempt-interest dividends received by the shareholder). If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

            Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

            Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

            Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


            If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


      Taxation of Non-U.S. Shareholders


            Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


            In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

            For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

            Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

            However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.


            THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

            PwC, with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as independent registered public accounting firm for each Fund. The annual financial statements for the Funds that are incorporated by reference in this Statement of Additional Information have been audited by PwC and have been included herein by reference in reliance upon the report of such firm of independent registered public accounting firm given upon their authority as experts in accounting and auditing.


            Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for Credit Suisse and CSAMSI.


                                  MISCELLANEOUS


            As of February 6, 2006, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:


                              Global Small Cap Fund


                                      Common      Advisor      Class A     Class B     Class C
                                      Shares       Shares       Shares      Shares      Shares
                                      ------      -------      -------     -------     -------
Merrill Lynch Pierce                                                        6.58%       86.39%
Fenner & Smith Inc. *
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.*              44.41%                  29.51%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4

MCB Trust Services Cust. FBO                         7.02%
Suburban Motors Profit Sharing
700 17th St., Suite 300
Denver, CO 80202-3531

State Street Bank & Trust Co.                                              10.85%
Cust. for the R/O IRA of
Richard G. Hartzell
107 Second Mountain Rd.
Pine Grove, PA 17963-9045

Nat'l Financial Svcs. Corp. *           12.88%      11.88%
FBO Customers
P.O. Box 3908
Church St. Station
New York, NY 10008-3908

                                      Common      Advisor      Class A     Class B     Class C
                                      Shares       Shares       Shares      Shares      Shares
                                      ------      -------      -------     -------     -------

American Enterprise Investment Svcs.*                                       7.90%
FBO 147844901
P.O. Box 9446
Minneapolis, MN 55440-9446

Pershing LLC*                                                               5.86%
P.O. Box 2052
Jersey City, NJ 07303-2052

MCB Trust Services Trustee                          12.57%
Truckers & Travelers 401(k)
700 17th St., Suite 300
Denver, CO 80202-3531

First Union National Bank Cust.*                    14.17%
FBO Various Retirement Plans
NC-1151
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522

Mitra & Co                                          12.53%
Attn: Exp Mutual Funds
1000 N. Water St. Fl 14
Milwaukee, WI 53202-6648

Emjay Corporation FBO*                              10.55%
Fascorp Plans
c/o Fascorp
8515 E. Orchard Rd. # 2T2
Greenwood Village, CO 80111-5002

MCB Trust Services Cust.                             6.20%
Piping Service Inc Retirement
700 17th St., Suite 300
Denver, CO 80202-3531


                              Emerging Markets Fund


                                                   Common     Advisor    Class A
                                                   Shares     Shares     Shares
                                                   ------     -------    -------

     Merrill Lynch Pierce Fenner & Smith Inc.*                           34.92%
     Building 1 Team A Fl 2
     4800 Deer Lake Drive East
     Pershing LLC*

     Pershing LLC*                                             11.40%      6.39%
     P.O. Box 2052
     Jersey City, NJ 07303-2052

                                                   Common     Advisor    Class A
                                                   Shares     Shares     Shares
                                                   ------     -------    -------


     Charles Schwab & Co. Inc.*                    24.91%
     Special Custody Account for the
     Exclusive Benefit of Customers
     Attn: Mutual Funds
     101 Montgomery St.
     San Francisco, CA  94104-4

     Citigroup Global Markets Inc.*                11.32%
     Book Entry Account
     Attn: Matt Maesstri
     333 West 34th Street, 7th
     Floor
     Mutual Fund Dept.
     New York, NY  10001-2402

     Nat'l Financial Svcs. Corp.*                  13.08%       6.54%
     FBO Customers
     P.O. Box 3908
     Church St. Station
     New York,NY 10008-3908

     Pershing LLC*                                              6.77%      6.29%
     P.O. Box 2052
     Jersey City, NJ  07303-9998

     Pershing LLC*                                                         6.14%
     P.O. Box 2052
     Jersey City, NJ 07303-9998

     NFS LLC FEBO                                                          7.42%
     Louis A. Rose
     Suzanne R. Rose
     51 San Marino Cir
     Rancho Mirage, CA 92270-1908

     State Street Bank & Trust Co.*                                        6.43%
     Cust. for the Rollover IRA of
     Norma V. Malis
     24 Fawn Hill Rd.
     Cornwall, NY 12518-1900

     Scottrade Inc FBO                                                     7.53%
     Marc Barry Grant
     35814754
     P.O. Box 31759
     St. Louis, MO 63131-0759

                            International Focus Fund


                                                Common      Advisor     Class A     Class B     Class C
                                                Shares      Shares      Shares      Shares      Shares
                                                ------      -------     -------     -------     -------
Prudential Retirement Ins. & Ann. Co.*                      98.84%
FBO Various Retirement Plans
801 Pennsylvania Ave
Kansas City, MO 64105-1307

Merrill Lynch Pierce Fenner & Smith Inc.*                                           27.97%      89.18%
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.*                       28.53%                  36.09%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4

Nat'l Financial Svcs. Corp.*                     13.34%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY 10008-3908

Knotfloat & Co*                                                           6.81%
P.O. Box 5496
Boston, MA 02206-5496

Pershing LLC*                                                             13.29%
P.O. Box 2052
Jersey City, NJ 07303-2052


* The Fund believes that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

      Each Fund's audited Annual Report, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of its Annual Report upon request by calling Credit Suisse Funds at 1-800-927-2874 (for the Advisor Shares, please call 1-800-222-8977).

                                                                      APPENDIX A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

Introduction

      Credit Suisse Asset Management, LLC ( "CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

      The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

      The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

      CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of

      ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts


      CSAM is the institutional and mutual fund asset management arm of Credit Suisse Securities (USA) LLC, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.


Consent

      In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

      o     a copy of the Policy;

      o     a copy of each proxy statement received on behalf of CSAM clients;

      o     a record of each vote cast on behalf of CSAM clients;

      o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

      o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

      Disclosure

CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

      Procedures

The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

            Operational Items

      Adjourn Meeting

            Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

      Amend Quorum Requirements

            Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

      Amend Minor Bylaws

            Generally vote for bylaw or charter changes that are of a housekeeping nature.

      Change Date, Time, or Location of Annual Meeting

            Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      Ratify Auditors

            Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

            Board of Directors

      Voting on Director Nominees in Uncontested Elections

            Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

      Cumulative Voting

            Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

      Director and Officer Indemnification and Liability Protection

            Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
            (2) only if the director's legal expenses would be covered.

      Filling Vacancies/Removal of Directors

            Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.

            Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

      Independent Chairman (Separate Chairman/CEO)

            Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board;
            (3) all independent key committees; or (4) established governance guidelines.

            Majority of Independent Directors

            Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

      Term Limits

            Generally vote against shareholder proposals to limit the tenure of outside directors.

            Proxy Contests

      Voting on Director Nominees in Contested Elections

            Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

      Amend Bylaws without Shareholder Consent

            Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

      Confidential Voting

            Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

      Cumulative Voting

            Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

            Antitakeover Defenses and Voting Related Issues

      Advance Notice Requirements for Shareholder Proposals/Nominations

            Votes on advance notice proposals are determined on a case-by-case basis.

      Amend Bylaws without Shareholder Consent

            Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

            Poison Pills (Shareholder Rights Plans)

            Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

      Shareholders' Ability to Act by Written Consent

            Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

      Shareholders' Ability to Call Special Meetings

            Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

      Supermajority Vote Requirements

            Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

            Merger and Corporate Restructuring

      Appraisal Rights

            Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

      Asset Purchases

            Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

      Asset Sales

            Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
            (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

      Conversion of Securities

            Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

      Corporate Reorganization

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Reverse Leveraged Buyouts

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Formation of Holding Company

            Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following:
            (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest;
            (e) other alternatives/offers considered; (f) noncompletion risk.

      Joint Ventures

            Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
            (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

      Mergers and Acquisitions

            Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

      Private Placements

            Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Prepackaged Bankruptcy Plans

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Recapitalization

            Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

      Reverse Stock Splits

            Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

      Spinoffs

            Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

      Value Maximization Proposals

            Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

            Capital Structure

      Adjustments to Par Value of Common Stock

            Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

      Common Stock Authorization

            Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

            Dual-class Stock

            Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

      Issue Stock for Use with Rights Plan

            Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

      Preemptive Rights

            Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

      Preferred Stock

            Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

      Recapitalization

            Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

      Reverse Stock Splits

            Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

      Share Repurchase Programs

            Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      Stock Distributions: Splits and Dividends

            Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

      Tracking Stock

            Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

            Executive and Director Compensation

      Executive and Director Compensation

            Votes on compensation plans for directors are determined on a case-by-case basis.

      Stock Plans in Lieu of Cash

            Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

      Director Retirement Plans

            Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

      Management Proposals Seeking Approval to Reprice Options

            Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or
            (3) VPD is greater than ten percent

      Incentive Bonus Plans and Tax Deductibility Proposals

            Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

      Employee Stock Ownership Plans (ESOPs)

            Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

      401(k) Employee Benefit Plans

            Generally vote for proposals to implement a 401(k) savings plan for employees.

      Shareholder Proposals Regarding Executive and Director Pay

            Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      Performance-Based Option Proposals

            Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

      Stock Option Expensing

            Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

      Golden and Tin Parachutes

            Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.


May 17, 2005

                                                                      APPENDIX B

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

            The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                  Appendix C*

                  Fee Arrangement for the Sale of Common Class


-----------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   0.25%
-----------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                            0.20%
-----------------------------------------------------------------------------------------------------------------
ADP Broker-Dealer, Inc.                  0.25%
-----------------------------------------------------------------------------------------------------------------
ADP Clearing & Outsourcing Services,     Up to 0.25%
Inc.
-----------------------------------------------------------------------------------------------------------------
Advantage Capital Corporation            0.30%
-----------------------------------------------------------------------------------------------------------------
Advisors Clearing Network, Inc.          0.25%
-----------------------------------------------------------------------------------------------------------------
American General Ret. Services           0.40%
-----------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.      0.40%
-----------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                 0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of
                                         0.25% is payable to the Clearing Broker other than Invesco Services
-----------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.      0.20% of equity funds; 0.10% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                     0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.            0.25%
-----------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                      0.35% for qualifying shares; 0.40% for retirement plan shares
-----------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                        0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                  0.25%
-----------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program
-----------------------------------------------------------------------------------------------------------------


----------
* This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds. Some of these classes may not be offered by your Fund.

-----------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC                0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
City National Bank                       0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated               0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%
-----------------------------------------------------------------------------------------------------------------
Datalynx                                 0.25%
-----------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions
-----------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                         0.25%
-----------------------------------------------------------------------------------------------------------------
E*Trade Securities                       0.25% of equity funds; 0.20% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                    0.25%; 0.35% for investments through Federated Trust Connect
                                         Defined Contribution
-----------------------------------------------------------------------------------------------------------------
Federated Investors                      0.25%
-----------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             For certain funds: 0.35%/0.25% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans; for other funds
                                         0.25% on average net assets
-----------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company                  0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
First Union National Bank                0.40% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
FSC Securities Corp.                     0.30%
-----------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates                  0.25%
-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)
-----------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                    0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more
-----------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)          0.25%
-----------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                    0.30%
-----------------------------------------------------------------------------------------------------------------
JP Morgan Invest LLC                     0.15%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers                          0.10% of CS Cash Reserve Fund & 0.10% of CS New York Tax Exempt Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                    0.15% for existing clients or 0.25% for new clients
-----------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co., NA          0.30%
-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 Up to 0.35%
-----------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.                0.25%
-----------------------------------------------------------------------------------------------------------------
Minnesota Mutual                         0.40% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter               0.25%
-----------------------------------------------------------------------------------------------------------------
National Investor Service Corp           0.35%
-----------------------------------------------------------------------------------------------------------------
Nationwide Financial Services Inc        Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman                       0.10% for Cash Reserve and New York Tax Exempt funds
-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.35%
-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.40%
-----------------------------------------------------------------------------------------------------------------
Prudential Investment Management         0.30%
Services, LLC
-----------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o  0.20%

                                         o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                            position as previously agreed to by Credit Suisse and Raymond
                                            James

                                         o  0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds

                                         o  additional payments between 0.02% and 0.05% annually
-----------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   o  0.20%

                                         o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                            position as previously agreed to by Credit Suisse and Raymond
                                            James

                                         o  0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds

                                         o  additional payments between 0.02% and 0.05% annually

-----------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                    0.20%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY             0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Resources Trust Company                  0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
Retirement Financial Services Inc        0.25%
-----------------------------------------------------------------------------------------------------------------
Royal Alliance Associates                0.30%
-----------------------------------------------------------------------------------------------------------------
Sentra Securities                        0.30%
-----------------------------------------------------------------------------------------------------------------
Spelman & Co.                            0.30%
-----------------------------------------------------------------------------------------------------------------
Sunamerica Securities                    0.30%
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services         0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                         of Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of      0.25%
America
-----------------------------------------------------------------------------------------------------------------
The Vanguard Group                       0.25%
-----------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co            0.35%
-----------------------------------------------------------------------------------------------------------------
UBS Financial Services                   0.30%
-----------------------------------------------------------------------------------------------------------------
UMB Bank                                 0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund
-----------------------------------------------------------------------------------------------------------------
Union Bank of California                 0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
USAA Investment Management Co            0.30% of equity funds; 0.20% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
VALIC                                    0.40%
-----------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.                0.35%
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services     0.35%
-----------------------------------------------------------------------------------------------------------------

                  Fee Arrangement for the Sale of Advisor Class


-----------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
American General Ret. Services           0.75% except for 0.50% of Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                 0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than Invesco Services
-----------------------------------------------------------------------------------------------------------------
Ceridian Retirement Services             Standard 12b-1 plus Sub-TA fees: 0.20%
-----------------------------------------------------------------------------------------------------------------
First Union National Bank                (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with First Union to First Union (using the 401K
                                         Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the
                                         401(k) Broker-Sold Platform
-----------------------------------------------------------------------------------------------------------------
GoldK                                    0.70% except for 0.50% of Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.75% of equity funds; 0.50% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                    0.50% for all except Global Fixed Income, Emerging Markets, & Japan
                                         Equity; Sub TA fees 0.20%
-----------------------------------------------------------------------------------------------------------------
Marshall & Ilsely Trust Co., NA          Standard 12b-1 plus 0.20% Sub TA
-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 0.50% and 1% finders fee on the gross of all new contributions
-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.75%
-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.75%
-----------------------------------------------------------------------------------------------------------------
Prudential Investment Management         0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit
Services, LLC                            Suisse Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o  Standard 12b-1 fee, plus;

                                         o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                            position as previously agreed to by Credit Suisse and Raymond
                                            James

                                         o  0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds

                                         o  additional payments between 0.02% and 0.05% annually
-----------------------------------------------------------------------------------------------------------------
Raymond James Financial Services,        o  Standard 12b-1 fee, plus;
Inc.
                                         o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                            position as previously agreed to by Credit Suisse and Raymond
                                            James

                                         o  0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds

                                         o  additional payments between 0.02% and 0.05% annually

---------------------------------------------------------------------------------------------------------------------
VALIC                                    0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
Vertical Management Systems              Standard 12b-1 plus 0.15% Sub TA
---------------------------------------------------------------------------------------------------------------------

               Fee Arrangement for the Sale of Classes A, B and C


--------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                              ------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account
--------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.      Standard compensation for each class plus additional 0.15%. In addition, each Fund pays a one-time set-up fee of $5,000 and an annual maintenance fee of $2,500. Annualized fee in amount of $12.00 for each Fund position in a Matrix level 3 Networking account.
--------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05%
                                         annually)
--------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                   Standard compensation plus up to 0.05% of the aggregate value of Fund shares held
--------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                    12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.                   o    Standard 12b-1 fee, plus;

                                         o    0.20% of an investor's total purchase amount:  (i) in Morgan
                                              Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

                                         o    0.05% per year of the total value of all "Qualifying Shares"
--------------------------------------  ----------------------------------------------------------------------------
National Investor Service Corp           Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter
--------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o  Standard 12b-1 fee, plus;

                                         o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                            position as previously agreed to by Credit Suisse and Raymond
                                            James

                                         o  0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds

                                         o  additional payments between 0.02% and 0.05% annually
--------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   o  Standard 12b-1 fee, plus;

                                         o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                            position as previously agreed to by Credit Suisse and Raymond
                                            James

                                         o  0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds

                                         o  additional payments between 0.02% and 0.05% annually
--------------------------------------------------------------------------------------------------------------------
Sungard Investment Products Inc.         0.25% for servicing fee plus 0.10% for sub-accounting fee
-------------------------------------------------------------------------------------------------------------------
UBS Financial Services                   Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in
                                         InsightOne, PACE, Strategic Advisor or Diversified Return Strategies
                                         and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts. We will be billed for Networking fees at a rate of $12/year per account
-------------------------------------------------------------------------------------------------------------------

         Fee Arrangement for the Sale of Class A Shares With Load Waived


--------------------------------------------------------------------------------------------------------------------
Dealer name                                  Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------                                  ------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
American General Ret. Services               0.50%
--------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc.                    0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco
                                             Services
--------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)                 For certain funds: 0.40% on average net assets plus 0.20% on net in-flows from the FIIOC plans; for other funds: 0.25% of average net assets
--------------------------------------------------------------------------------------------------------------------
Fiserv Trust Company                         12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the
                                             Distributor or Adviser will pay to Service Provider a total of (1)
                                             12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark
                                             Investment Services, Inc.
--------------------------------------------------------------------------------------------------------------------
GE Financial Trust Company                   The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%
--------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                          0.50%
--------------------------------------------------------------------------------------------------------------------
J.P. Morgan Retirement Plan Services LLC     0.45%
--------------------------------------------------------------------------------------------------------------------
Mercer HR Outsourcing LLC                    0.50%
--------------------------------------------------------------------------------------------------------------------
MetLife Securities, Inc.                     0.25% and an additional 0.15% for equity funds, and an additional
                                             0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                             $50,000,000; 0.25% above $50,000,000
--------------------------------------------------------------------------------------------------------------------
National Financial Services                  0.30 + additional .10 for assets under Retirement FundsNetwork plus
                                             Annual Maintenance fee per Fund (based on December brokerage month end assets.) $4500 (<$2.5 million); $3000 ($2.5 - $5.0 million); and
                                             $0 (>$5.0 million.)
--------------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC                    0.40%
--------------------------------------------------------------------------------------------------------------------
Pershing                                     Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived)
                                             shares: (a) 0.15% of average daily net assets.
--------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                      0.50%
--------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                    0.50%
--------------------------------------------------------------------------------------------------------------------
Prudential Investment Management
Services LLC                                 0.30%
--------------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A.               0.50%
--------------------------------------------------------------------------------------------------------------------
Wachovia Bank, NA                            0.50%
--------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                     0.30%
--------------------------------------------------------------------------------------------------------------------

      Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S")

                  Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

      o     One-time account set-up fee of $50,000.

      o     Class A, B or C Shares:

            o A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

            o An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

            o An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

            o     An annual fee of 0.10% on net assets held in the ERISA
                  Accounts.


      o     Class C Shares:

            o Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

            o Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.


      o     Common Class (and certain Institutional) Shares:*

            o     An annual fee of 0.10% on net assets in ERISA Accounts; and,

            o An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

      o Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):

            o $16 of Processing Fee annually per each position of each Fund in a Plan;

            o A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

            o With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

* The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

                  Class A, B and C, Common and Advisor Classes

      o Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

      o Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

      o Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

      o Under the "FundVest Program," Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

      o Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.


      o With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

               Credit Suisse Institutional Money Market Fund, Inc.


With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

Fee Arrangements with Sungard Institutional Brokerage Inc.

               Credit Suisse Institutional Money Market Fund, Inc.


With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing. As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

Fee Arrangements with Mellon Bank, N.A.

      Credit Suisse Institutional Money Market Fund Inc. - Prime Portfolio

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

Fee Arrangements with

Fidelity Brokerage Services LLC and National Financial Services LLC

                                  Common Class

      o Start Up Fee: $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

      o CUSIP Addition Fee: $6,000 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment, which are added to the transaction fee program;

            $0.00 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment which are added to the No Transaction Fee program

      o     Asset Based Fee:

            (a) For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares ("Pre-Participating Assets") and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

      o     Maintenance Fees:

            (a) Networking Fees: For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to
                  NFS:

            (i) an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

                        Position Levels*          Per Position Fee (annual)
                        ----------------          -------------------------
                        500,000+                  $10.00 ($2.50 quarterly)
                        250,000-500,000           $11.00 ($2.75 quarterly)
                        0-250,000                 $12.00 ($3.00 quarterly)

                        *Position levels include all eligible NTF and transaction fee positions

                        Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

            (ii) effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by



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                        dividing the total market value of all Fund shares
                        subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

      Or

            (b)   Effective July 1, 2006 - Omnibus Fees for Transaction Fee
                  Funds

            (i) For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

                        Position Levels          Per Position Fee (annual)
                        500,000+                 $14.00 ($3.50 quarterly)
                        250,000-500,000          $15.00 ($3.75 quarterly)
                        0-250,000                $16.00 ($4.00 quarterly)

            (ii) a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement). The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period.

      Or

            (c)   Effective July 1, 2006 - Omnibus Fees for No Transaction Fee
                  Funds

                  Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00. NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The NTF Monthly Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.



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